UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

MORLEX, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

(1) Amount previously paid:

(2) Form, Schedule or Registration Statement No:

(3) Per Filing Party:

(4) Date Filed:

MORLEX, INC.
420 Lexington Avenue
Suite 450
New York, New York 10170

October 27, 2008

Dear Shareholders:

On behalf of our board of directors (the “Board”), you are cordially invited to attend a special meeting of the shareholders of Morlex, Inc. (the “Company”) to be held at the Company’s offices, located at 420 Lexington Avenue, Suite 450, New York, New York, on Monday, November 10, 2008, at 3:00 p.m., local time.

The matters to be acted upon at the special meeting are described in the attached Notice of Special Meeting of Shareholders (the “Notice”) and the accompanying Proxy Statement (the “Proxy Statement”). I encourage you to carefully read the Notice and the Proxy Statement. In addition, members of our Board and our management team will be present at the special meeting to respond to any questions that you may have.

The Board recommends that our shareholders vote “FOR” approval of the proposals set forth in the Notice and the accompanying Proxy Statement.

Your vote is very important. Whether or not you plan to attend the special meeting in person, please complete, sign and date the enclosed proxy and return it in the envelope provided as soon as possible so that your shares will be represented and voted at the meeting. If you do attend the special meeting, you may continue to have your shares voted as instructed in the proxy or you may withdraw your proxy and vote your shares in person from the floor.

Thank you for your cooperation and your continued support of the Company. We look forward to greeting you at the special meeting if you are able to attend.

Sincerely,

Curtis H. Staker
Chief Executive Officer

MORLEX, INC.
420 Lexington Avenue
Suite 450
New York, New York 10170
________________________________________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 10, 2008
________________________________________________________

To the Shareholders of Morlex, Inc.:

NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the “Special Meeting”) of Morlex, Inc., a Colorado corporation (“Morlex” or the “Company”), will be held at the Company’s offices, located at 420 Lexington Avenue, Suite 450, New York, New York, on Monday, November 10, 2008, at 3:00 p.m., local time, for the purpose of considering and acting upon proposals:

1. To elect five directors to serve as the entire Board of Directors of the Company until the next annual meeting of shareholders and until their successors are duly elected and qualified;

2. To approve a change in the Company’s state of incorporation from Colorado to Delaware by means of conversion pursuant to which our Articles of Incorporation and Bylaws would be amended;

3. To amend our Articles of Incorporation to change the Company’s name to Superfly Advertising, Inc.; and

4. To consider and act upon any other business that may properly come before the Special Meeting or at any adjournments or postponements of that meeting.

Any action may be taken on the foregoing matters at the Special Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Special Meeting may be adjourned, or to which the Special Meeting may be postponed.

The Board of Directors has fixed the close of business on October 9, 2008 as the record date for determining the shareholders entitled to notice of and to vote at the Special Meeting and at any adjournments or postponements thereof. Only shareholders of record of the Company’s common stock at the close of business on that date will be entitled to notice or and to vote at the Special Meeting and at any adjournments or postponements thereof.

A form of proxy and a proxy statement containing more detailed information with respect to matters to be considered at the Special Meeting accompany and form a part of this notice. You are requested to complete and sign the enclosed form of proxy, which is being solicited by the Board of Directors, and to mail it promptly in the enclosed envelope. Any proxy may be revoked by delivery of a later dated proxy. Shareholders of record who attend the Special Meeting may vote in person, even if they have previously delivered a signed proxy.

By Order of our Board of Directors

Thomas Banks
Chief Financial Officer and Secretary

New York, New York
October 27, 2008

YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE SPECIAL MEETING IN PERSON, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE SPECIAL MEETING, YOU MAY CONTINUE TO HAVE YOUR SHARES VOTED AS INSTRUCTED IN THE PROXY OR YOU MAY WITHDRAW YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

YOU HAVE THE RIGHT TO EXERCISE DISSENTERS' RIGHTS UNDER ARTICLE 113 OF THE COLORADO BUSINESS CORPORATIONS ACT IN CONNECTION WITH THE CONTEMPLATED REINCORPORATION, AND OBTAIN THE “FAIR VALUE” OF YOUR SHARES OF COMMON STOCK, PROVIDED THAT YOU COMPLY WITH THE CONDITIONS ESTABLISHED UNDER APPLICABLE COLORADO LAW. FOR A DISCUSSION REGARDING YOUR DISSENTERS' RIGHTS, SEE THE SECTION TITLED “PROPOSAL NO. 2 – REINCORPORATION FROM COLORADO TO DELAWARE – DISSENTERS’ RIGHTS OF APPRAISAL” IN THE ACCOMPANYING PROXY STATEMENT AND APPENDIX C THERETO, WHICH SETS FORTH THOSE STATUTES.

(i)

PRELIMINARY COPY – SUBJECT TO COMPLETION

MORLEX, INC.
420 Lexington Avenue
Suite 450
New York, New York 10170
___________________________

PROXY STATEMENT
___________________________

Special Meeting of Shareholders
To Be Held on November 10, 2008

GENERAL

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Morlex, Inc., a Colorado corporation (the “Company”), for use at our Special Meeting of Shareholders (the “Special Meeting”) to be held at the Company’s offices, located at 420 Lexington Avenue, Suite 450, New York, New York, on Monday, November 10, 2008, at 3:00 p.m., local time, and any adjournments or postponements of the Special Meeting. The Notice of Special Meeting, this Proxy Statement, the enclosed Proxy and the Company's Annual Report on Form 10-KSB, as amended, for the fiscal year ended December 31, 2007 are first being mailed to shareholders on or about October 28, 2008.

INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

Why did you send me this Proxy Statement and proxy and who is soliciting my vote?

We sent you this Proxy Statement and the enclosed proxy because you own shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”). Your proxy is being solicited by the Board of Directors of the Company. This Proxy Statement provides you with information that will help you cast your vote at the Special Meeting. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy.

What is the purpose of the Special Meeting?

You are being asked to consider and vote upon the following proposals:

•
To elect five directors to serve as the entire Board of Directors of the Company, holding two seats vacant, until the next annual meeting of shareholders and until their successors are duly elected and qualified, all as more fully described in Proposal 1 below;

•
To approve a change in the Company’s state of incorporation from Colorado to Delaware, by means of conversion pursuant to which our Articles of Incorporation and Bylaws would be amended (the “Reincorporation”), all as more fully described in Proposal 2 below (the “Reincorporation Proposal”);

•	To amend our Articles of Incorporation to change the Company’s name to Superfly Advertising, Inc., as more fully described in Proposal 3 below (the “Name Change Proposal”); and

•	To consider and act upon any other business that may properly come before the special meeting or at any adjournments or postponements of that meeting.

How do I vote?

You may vote by:

•	signing and dating the proxy you received and returning it promptly in the envelope provided;

•	if you hold your shares in “street name” (that is, through a broker, bank or other nominee), following the procedures provided by your broker, bank or other nominee; or

•	appearing and voting in person at the Special Meeting.

If you return a signed proxy but do not provide voting instructions, your shares will be voted “FOR” the election of the five nominees for the Board of Directors of the Company named in this Proxy Statement and the approval of the Reincorporation and Name Change Proposals.

May I revoke my proxy?

You have the right to change or revoke your proxy at any time before the vote is taken at the Special Meeting:

•	if you hold your shares in your name as a shareholder of record, by notifying the Company’s Secretary, in writing, before the Special Meeting, that you have revoked your proxy;

•	by attending the Special Meeting and voting in person (your attendance at the meeting will not, by itself, revoke your proxy; you must vote in person at the meeting);

•	by submitting a later-dated proxy; or

•	if you have instructed a broker, bank or other nominee to vote your shares, by following the directions received from your broker, bank or other nominee to change those instructions.

How will shares I hold in street name be voted?

If you hold your shares in street name, you should receive a proxy from your brokerage firm or bank asking you how you want to vote your shares. If you do not, you may contact such brokerage firm or bank in whose name your shares are registered and obtain a proxy from them. Please refer to the information in the materials provided by your brokerage firm or bank for an explanation of how to change or revoke your vote and of the effect of not indicating a vote.

What does it mean if I receive more than one proxy?

If you have more than one account at the transfer agent and/or with a broker, bank or other nominee, you will receive separate proxies for each account. Please sign and return all proxies to ensure that all of your shares are voted.

Who is entitled to vote?

Only shareholders of record as of October 9, 2008 (the “Record Date”) may vote at the Special Meeting. There were approximately 33,976,228 shares of Common Stock outstanding held by approximately 715 shareholders of record as of the Record Date.

How many votes am I entitled to?

Each holder of Common Stock is entitled to one vote for each share recorded in their name on the books of the Company and entitled to vote as of the Record Date on any matter submitted to the shareholders for a vote at the Special Meeting, except that in the election of nominees to the Board of Directors each holder of Common Stock is entitled to vote such number of shares recorded in their name for as many nominees as there are directors to be elected.

How many shares must be represented at the Special Meeting to constitute a “quorum”?

One-third of the shares of Common Stock entitled to vote must be present at the Special Meeting, either in person or by proxy, to constitute a quorum. There must be a quorum for the Special Meeting to be held. If you return a signed proxy, you will be counted as being present, even if you abstain from voting. Broker non-votes (i.e., proxies from banks, brokers or other nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote as to a matter which such bank, broker or other nominee does not have discretionary power to vote) will also be counted as being present for purposes of determining a quorum.

What is the vote necessary to approve each of the matters being considered at the Special Meeting?

The affirmative vote of a majority of the shares of Common Stock represented and entitled to vote at the Special Meeting is sufficient for the election of directors and the approval of the Reincorporation and Name Change Proposals.

How will votes be tabulated; how are abstentions and broker non-votes treated?

All votes will be tabulated by the inspector of election appointed for the Special Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions and broker non-votes will not be counted either “for” or “against” any proposals and, therefore, will have the same effect as negative votes.

How does the Board of Directors recommend I vote?

The Board of Directors recommends a vote “FOR” the election of the five nominees for the Board of Directors of the Company named in this Proxy Statement, and the approval of the Reincorporation Proposal and Name Change Proposal.

Do I have Dissenters’ Rights of Appraisal?

Yes. Under Colorado law, which governs the rights of the shareholders of the Company, shareholders of the Company are entitled to appraisal rights in connection with the consummation of the proposed Reincorporation.

Who pays the costs of soliciting proxies on behalf of the Company?

The Company will pay the cost of preparing, assembling and mailing the proxy materials and soliciting proxies for the Special Meeting. In addition to the solicitation of proxies by mail, solicitations may be made by certain directors, officers and employees of the Company or its subsidiaries telephonically, electronically or by other means of communication. Such directors, officers and employees will receive no additional compensation for their services. The Company may engage a paid proxy solicitor to assist in the solicitation. Copies of solicitation materials will be furnished to brokers, banks and other nominees to forward to beneficial owners of Common Stock held in their names. We will reimburse brokers, banks and other nominees for costs incurred by them in mailing proxy materials to beneficial owners in accordance with applicable rules.

Who can help answer my questions?

 If you have additional questions about the Reincorporation, need assistance in submitting your proxy or voting your shares of Common Stock, or you need additional copies of the Proxy Statement or the enclosed proxy, please contact:
Morlex, Inc.
Attention: Investor Relations
420 Lexington Avenue
Suite 450
New York, New York 10170
Phone: (212) 581-5150
Facsimile: (212) 355-1297

PROPOSALS

PROPOSAL NO. 1
ELECTION OF DIRECTORS

General

The Company’s current Articles of Incorporation, as amended (the “Colorado Charter”), and Bylaws, as amended (the “Colorado Bylaws”), provide that the Board shall consist of not less than three and not more than seven directors. In accordance with the Colorado Charter and Colorado Bylaws and pursuant to a resolution of the Board, the number of directors is fixed at seven. At the Special Meeting, five directors will be elected to serve until the next annual meeting of shareholders, until their successors are duly elected and qualified, or until their prior resignation or removal, and two director seats shall remain vacant. At such time in the future when directors are appointed or elected to the Board to fill the two vacant seats, such directors will serve until the succeeding annual meeting of shareholders, until their successors are duly elected and qualified, or until their prior resignation or removal.

The Board has nominated and recommends Richard J. Berman, Ronald Loshin, James Marcus, E. Chadwick Mooney and Curtis H. Staker (collectively, the “Nominees”) for election at the Special Meeting. The Board anticipates that each of the Nominees will serve, if elected, as a director. However, if any person nominated by the Board is unable to accept election, the proxies will be voted for the election of such other person or persons as the Board may recommend.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE COMPANY’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITS NOMINEES, MESSRS. BERMAN, LOSHIN, MARCUS, MOONEY AND STAKER.

Information Regarding Nominees, Other Directors and Executive Officers

The following table and biographical descriptions set forth certain information with respect to the five Nominees for election as directors, the incumbent directors who have not been nominated for re-election but will serve until the Special Meeting, and the executive officers of the Company who are not directors, based on information furnished to the Company by such directors and executive officers. Directors serve until the next annual meeting of the stockholders, until their successors are elected or appointed and qualified, or until their prior resignation or removal. Officers serve for such terms as determined by our Board. Each officer holds office until such officer’s successor is elected or appointed and qualified or until such officer’s earlier resignation or removal. No family relationships exist between any of our present directors and officers. Unless otherwise specified, the following information is as of October 1, 2008.

Name	Position with the Company	Date Appointed	Age
Nominees for Election at Special Meeting
Richard J. Berman	Chairman of the Board	February 14, 2008	65
Ronald Loshin	Director	July 22, 2008	66
James Marcus	Nominee	N/A	42
E. Chadwick Mooney	Director	February 14, 2008	57
Curtis H. Staker	Nominee; Chief Executive Officer	October 20, 2008	49
Incumbent Directors not Nominees
William Huff	Director	April 15, 2008	55
Richard Keyes	Director	February 14, 2008	54
Executive Officers not Directors
Thomas Banks	Chief Financial Officer; Secretary	August 18, 2008	40

Nominees for Election as Directors

Richard J. Berman. Mr. Berman is the Chairman of the Board, and served as the interim Chief Executive Officer of the Company until October 20, 2008. Mr. Berman’s business career spans over 35 years of venture capital, management and merger & acquisitions experience. In the last five years, he has served as a director and/or officer of about a dozen public and private companies. Mr. Berman is currently Chairman of five public companies including the Company and NexMed, Inc., a small public biotech company; National Investment Managers, Inc., a public company in pension administration and investment management; and Secure Fortress Technology Systems, Inc., a homeland security company. He is currently a director of three additional public companies including Broadcaster, Inc., Easylink Services International, Inc., Advaxis, Inc. and NeoStem, Inc. From 1998-2000, he was employed by Internet Commerce Corporation (now Easylink Services) as Chairman and CEO. Previously, Mr. Berman worked at Goldman Sachs; was Senior Vice President of Bankers Trust Company, where he started the Mergers & Acquisitions and Leveraged Buyout Departments; created the largest battery company in the world by merging Prestolite, General Battery and Exide to form Exide Technologies; helped create what is now Soho (NYC) by developing five buildings, and advised on over $4 billion of merger and acquisition transactions. He is a Director of the New York Theatre Ballet, and a past Director of the NYU Stern School of Business where he obtained his Bachelor of Science and Masters in Business Administration. Mr. Berman also has U.S. and foreign law degrees from the Boston College Law School and The Hague Academy of International Law, respectively.

Ronald Loshin. Mr. Loshin is a member of our Board. He founded Bank Lease Consultants, Inc., now BLC Associates, Inc. (“BLC”), a pre-eminent consulting company in consumer vehicle leasing, in 1981. He serves as Chairman of BLC, is Managing Director of its venture capital and M&A divisions and is actively engaged in its litigation support unit. He is also Founder and Managing Director of The Association of Consumer Vehicle Lessors whose member companies represent over 80% of all consumer vehicle leases in the nation. Mr. Loshin has served as a Board member and/or in advisory capacities to eCommerce enterprises across broad sectors that include automobile sales and financing, vehicle remarketing, electronic liens and titles, vehicle auctions, vehicle finance and lease-related insurance and fleet leasing services. Since 2006, Mr. Loshin has been a Director of the eCommerce enterprise, First Wives World, L.L.C., and has been active in the company’s business development and management. Mr. Loshin also currently serves on the Board of Directors of VINtek, Inc., the New York Theatre Ballet Company, and C.S. Bioscience, Inc. and the Executive Council of WIN Products, Inc. Mr. Loshin is an economist and graduate of New York University's Leonard Stern School of Business.  He attended graduate school at the London School of Economics followed by the University of California, Berkeley, where he held a post-doctoral fellowship in economics.

James Marcus. Mr. Marcus is a partner in Crow, Marcus & Co., Inc. From 2003 to 2007, Mr. Marcus was the CEO of Integrated Fundraising & Marketing Solutions, Inc., the nation’s largest telemarketing firm serving the progressive NGO and political markets. From 2002 to 2003, Mr. Marcus was a senior managing director and ran the leveraged buyout group for Trautman Wasserman & Company. Prior to that, Mr. Marcus was a VP Corporate Finance for the Bank of Montreal’s US Investment Banking Division (Gerard Klauer Mattison) where he specialized in small and mid-cap M&A transactions in a variety of industries, including telecomm, entertainment, software and technology. Mr. Marcus spent several years doing turnaround work on behalf of venture and private equity firms, at various times holding the titles of financial controller, CFO, COO and Interim President. He led the successful turnaround of a supercomputing software firm founded by the head of the Yale University computer science department and was a senior member of the team that successfully restructured a leading point-of-purchase marketing company that was eventually sold to one of the nation’s largest marketing agencies. Mr. Marcus began his career in the tax department of Ernst & Young where he specialized in real estate taxation issues. Mr. Marcus holds a B.S. in Accounting and Entrepreneurship from the University of Connecticut, and a Masters of Business Administration degree from the Harvard Graduate School of Business Administration. He sits on the Board of Directors of Tahoe Associates and CSR Wire.

E. Chadwick Mooney. Mr. Mooney is a member of our Board. Since March 2006, Mr. Mooney has been the Chairman and Chief Executive Officer of Mooney Capital Advisors, which is engaged in money management. From September 2004 to March 2006, Mr. Mooney served as a director-investments of Wachovia Securities. Prior to that, from September 1990, Mr. Mooney acted as a director-investments of Smith Barney. Overall, Mr. Mooney has 30 years of experience working for Wall Street companies of which 16 years were at Citigroup. Mr. Mooney’s business at Smith Barney, at its peak, grew to be the 8th largest practice, managing over $2 billion in assets. Mr. Mooney chaired the Smith Barney Director Advisory Group for 3 years. Since July 2006, Mr. Mooney has served as the Chairman and Chief Executive Officer of Clear Choice Financial in Scottsdale, AZ and since October 2007, he has served as a Director for Next Image Medical in San Diego, CA. Mr. Mooney holds a Series 7 and 63 license.

Curtis H. Staker. Mr. Staker was appointed as the Company’s Chief Executive Officer effective as of October 20, 2008 succeeding Mr. Berman, the Company’s interim Chief Executive Officer. Currently active in various investment activities, Mr. Staker has held numerous key positions in the high tech software industry. Since March 2008, Mr. Staker has served on the Board of Directors of Firescope, Inc. From 2005 to 2007, he was Chairman and CEO of GFI Software, a leading supplier of software for network security, content security and messaging. From 2003 thru 2005, Mr. Staker served as President of Websense, Inc., the world leader in internet filtering and security software. Prior to that, he served as Executive Vice President of Worldwide Sales from February 2001. During his four year tenure at Websense, Staker was responsible for a five-fold increase in sales, while the number of customers doubled to more than 24,000. Prior to joining Websense, Mr. Staker served at Structural Dynamics Research Corporation (SDRC), now a Siemens company. In the course of 12 years at SDRC, he held a variety of management positions, including Vice President and General Manager of Americas Operations (North and South America Regions) and Vice President and General Manager of Asia-Pacific Operations. Mr. Staker has held other senior management positions and was director of sales at Kensinger Integrated Technologies Corporation, where he increased revenues by 200 percent. He was also National Specialist for Bruel and Kjaer instruments, and an engineer for Caterpillar Tractor Co. Mr. Staker holds a Bachelors degree in Mechanical Engineering from Bradley University.

Incumbent Directors Who are Not Nominees for Election

William Huff. Mr. Huff is a member of our Board. He is a certified public accountant. Mr. Huff began his career with Arthur Andersen & Co. in 1977. From 1980 to 1999, Mr. Huff developed start up companies in the mortgage, finance, equipment leasing, and collection agency and real estate development businesses. From 1987 to 1990, Mr. Huff also served as Chief Financial Officer for First Interstate Financial Services, Travelers Acceptance Corporation and Family Fitness Centers, all high growth environments. While at First Interstate, Mr. Huff was responsible for the successful registration and funding of $250 million in securitized assets and developed systems and procedures that resulted in growth from 30 branches ($120 million in receivables) to 70 branches ($500 million in receivables) in three years. From 1990 to the present, Mr. Huff has owned and managed a tax practice, preparing tax returns for over 80 corporations and other types of entities, as well as over 250 individuals. Mr. Huff has also served as the part-time Chief Financial Officer for two companies, including Ad Authority Inc. from 2004 to April 2008.  Mr. Huff earned a Bachelor of Science in Business Administration from the University of Arizona, with a major in Accounting.

Richard Keyes. Mr. Keyes is a member of our Board. He is the principal of Keyes Capital Group, a merchant banking company formed in 1993.  Keyes Capital has been involved in securitizations, debt restructuring and capital raising for various public and private companies.  Since May 2007, he has also been the Chief Executive Officer of Merus Solutions, Inc., a San Diego based customer relationship management software company.  In 1991 Mr. Keyes opened the West Coast mortgage securities trading office of Daiwa Securities and served as its Managing Director through 1993.  Mr. Keyes received his Masters in Business Administration from the University of Southern California and his Bachelor of Business Administration from the University of Iowa.

Executive Officers Who are Not Directors

Thomas Banks. Mr. Banks is the Chief Financial Officer and Secretary of the Company. He is a certified public accountant. Mr. Banks currently serves as the Controller of Crow, Marcus & Co., Inc., working as a financial executive with the fund’s portfolio companies. Crow, Marcus & Co., Inc. is a venture and private equity fund that is a shareholder of the Company, both directly and through its principals. From May 2005 to August 2008, he served as the Senior Director of Finance of Axesa Servicios de Informacion, which provides telephone directory, tourism products, on-line advertising and call center services in Puerto Rico, the Dominican Republic and the U.S. Virgin Islands. Mr. Banks was the Vice President of Finance and Corporate Controller of Advance Group Inc., a private equity-owned manufacturer and international distributor of licensed and branded watches, clocks, and pens, from February 2001 to February 2005. From April 1993 to February 2001, he held various financial and managerial positions in international businesses, including as Controller of <kpe> Inc., a media and entertainment digital professional services company; Finance Director of Imedex USA, a media and advertising business; and Corporate Controller of Serologicals Corp., a bio-pharmaceutical company, where he managed the financial operations for the company’s growth from $20 million in revenues in 1993 to over $150 million by 1998, and played a key role in the successful entry of the company into the public markets (NASDAQ) in 1996. Mr. Banks began his career as a Senior Auditor with Arthur Andersen & Co. from June 1990 to March 1993, where he focused on auditing manufacturing, distribution and retail clients. He graduated from Pennsylvania State University with a Bachelor of Science in Accounting in 1990. Mr. Banks is a member of the American Institute of Certified Public Accountants and the Ohio Society of Certified Public Accountants.

The Board of Directors and its Committees

Board of Directors

The Company is managed by a Board on which there are seven seats. Following the Special Meeting, the Company will be managed by a five member Board until such time as its two vacant seats are filled. Directors serve until the next annual meeting of the stockholders, until their successors are elected or appointed and qualified, or until their prior resignation or removal. None of the current members of the Board were members of the Board during 2007.

Committees of the Board of Directors

The Company intends to form such committees and appoint such persons as are required to meet the corporate governance requirements imposed by the national securities exchanges at such time, if ever, the Company becomes subject to such requirements. The Company intends that eventually at least one director will qualify as an “audit committee financial expert.” The Company has standing Audit and Compensation Committees. The membership and the function of each of the committees are described below.

Audit Committee. The Board has established an Audit Committee currently consisting of Messrs. Keyes (Chairman), Berman, and Mooney. The Audit Committee makes recommendations concerning the engagement of independent public accountants, is responsible for the appointment and termination, compensation and oversight of the work of the independent public accountants, reviews with the independent public accountants the scope and results of the audit engagement, reviews non-audit professional services provided by the independent public accountants as appropriate, reviews the independence, qualifications and performances of the independent public accountants, considers the range of audit and non-audit fees, and reviews he adequacy of the Company’s internal accounting controls and internal audit function and the integrity of the Company’s financial statements. The Board has adopted a written Audit Committee Charter, a copy of which was filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Commission on June 3, 2008, and may be obtained free of charge by any shareholder who submits a request to the Company’s Secretary at the address listed on page 1. The Audit Committee was established on May 9, 2008.

Compensation Committee. The Board has established a Compensation Committee currently consisting of Messrs. Berman and Mooney. The Compensation Committee exercises all powers of the Board in connection with compensation matters with respect to directors and executive officers, including incentive compensation and benefit plans, as appropriate. The Board has not adopted a written Compensation Committee Charter. The Compensation Committee was established on May 9, 2008.

Nominating Committee. The Board has not yet established a Nominating Committee. The Company expects to appoint a nominating committee, and to adopt a charter relative to such committee. Until further determination, the full Board will undertake the duties of the nominating committee, including the review and evaluation of potential nominees for election or appointment to the Board and recommendation of any such nominees to the full Board. Although the Board has not yet formally established minimum criteria for nominees, when considering candidates for director, the full Board takes into account a number of factors, including a candidate’s: (a) experience at a strategic or policymaking level in a business, government, non-profit or academic organization or other comparable experience; (b) accomplishments in his or her respective field; (c) reputation for ethical and moral standards; and (d) availability to devote to the affairs of the Company. The Board will consider a nominee for election to the board recommended by a shareholder of record if the shareholder submits a nomination in compliance with the requirements of the Colorado Bylaws.

Board Independence

The Company believes that each of Messrs. Loshin, Keyes and Mooney is an independent director as that term is defined under Rule 4200(a) (15) of the Nasdaq Marketplace Rules, even though such definition does not currently apply to the Company, because it is not listed on Nasdaq. The Company intends to appoint such persons as are required to meet the corporate governance requirements imposed by the national securities exchanges at such time, if ever, the Company becomes subject to such requirements. Therefore, the Company intends that a majority of our directors will eventually be independent directors.

Communications with Members of the Board of Directors

Shareholders and other interested parties can communicate with the Board by sending their communications to Morlex, Inc., Attention: Richard J. Berman, Chairman, Board of Directors, 420 Lexington Avenue, Suite 450, New York, New York 10170 or via facsimile to (212) 355-1297.

Code of Ethics

The Board intends to adopt a written code of ethics which will be reasonably designed to deter wrongdoing and promote honest and ethical conduct; provide full, fair, accurate, timely and understandable disclosure in public reports; comply with applicable laws; ensure prompt internal reporting of code violations; and provide accountability for adherence to the code.

CHANGE OF CONTROL OF THE COMPANY

On February 7, 2008, the Company entered into: (i) an Agreement and Plan of Merger (the “RHI Merger Agreement”) with RightSide Holdings, Inc. (“RightSide”) and the Company’s newly-formed wholly-owned subsidiary RHI Merger Sub, Inc., and (ii) an Agreement and Plan of Merger (the “DMG Merger Agreement,” and together with the RHI Merger Agreement, the “Merger Agreements”) with Duncan Media Group, Inc. (“Duncan”) and the Company’s newly-formed wholly-owned subsidiary DMG Merger Sub, Inc. On February 14, 2008, the Company acquired RightSide and Duncan pursuant to the Merger Agreements (collectively, the “Merger Transactions”).

Additionally, on February 14, 2008, the Company consummated a transaction (the “AAA Acquisition”) pursuant to which it acquired all of the outstanding capital stock of All Ad Acquisition, Inc. (“AAA”). AAA was a party to a stock purchase agreement, dated November 14, 2007, among AAA, Iakona, Inc. and Jason Kulpa, providing for the acquisition of all of the issued and outstanding capital stock of Ad Authority, Inc. (“Ad Authority”) by AAA. On April 15, 2008, AAA consummated the acquisition of Ad Authority.

As a result of the Merger Transactions and the AAA Acquisition, pursuant to which the former owners of RightSide, Duncan and AAA acquired control of the Company, the Company experienced a change in control on February 14, 2008.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Compensation of Directors

During 2007, the Company’s directors did not receive any fees or other compensation, including reimbursement of travel expenses incurred in connection with attendance at Board meetings, for their services as directors. As of February 14, 2008, the directors are entitled to receive cash compensation in the amount of $1,000 for attendance in person at each meeting of the Board, reimbursement for travel expenses incurred in connection with such attendance, and annual grants of stock options. Following the formation of the Audit Committee of the Board of Directors on May 9, 2008, the Chairman of the Audit Committee is entitled to receive an additional $3,000 per month as compensation for his services as Chairman.

Executive Compensation

Summary Compensation Table

The table below sets forth the cash compensation paid by the Company to its former executive officers for services rendered during the fiscal years ended December 31, 2007, 2006 and 2005.

Name and Principal Position	Year	Salary ($)	Bonus ($)	All Other Compensation ($)	Total ($)
Donald Barrick, President, Secretary, Treasurer and Director	2006	0	0	0	0
	2005	0	0	0	0

Michael Miller, President, Secretary, Treasurer and Director	2007	0	0	0	0
	2006	0	0	0	0

(1)	Mr. Barrick resigned as President, Secretary, Treasurer and as a member of the Board of the Company on December 18, 2006.
(2)	Mr. Miller was appointed President, Secretary and Treasurer, and elected as a member of the Board of the Company, on December 18, 2006.

None of Mr. Berman, the Company’s interim Chief Executive Officer until October 20, 2008; Mr. Staker, the Company’s Chief Executive Officer effective as of October 20, 2008; or Mr. Banks, the Company’s current Chief Financial Officer, received any compensation from the Company prior to his appointment as an executive officer of the Company on February 14, 2008, October 8, 2008 or August 18, 2008, respectively.

Equity Award (Option) Grants as of October 1, 2008

The Company has no stock option plan in place as of the date of this Proxy Statement. Each of the Employment Agreements between the Company and Messrs. Berman and Staker, respectively, contains a provision whereby the Company agrees to adopt a stock option plan and grant to Messrs. Berman and Staker options to purchase shares of Common Stock. Mr. Berman would receive 1,000,000 options exercisable at $1.00 per share and otherwise on the terms no less favorable than options granted to similarly-situated employees, officers and directors of the Company. Mr. Staker would initially receive options equal to 5% of the issued and outstanding shares of Common Stock exercisable at $0.75 per share. Beginning in 2009, and annually so long as Mr. Staker is employed with the Company and achieves earnings targets determined by the Board, he would receive additional options equal to 1% of the issued and outstanding shares of Common Stock at the time of grant, exercisable at the market price per share at the time of grant. The Board also approved future grants of options to purchase 40,000 shares of Common Stock at fair market value annually to each member of the Board of Directors, as compensation. Such future grants are contingent on the adoption of a stock option plan. Other employment agreements of the Company contain provisions promising undetermined option grants, contingent on the approval and adoption of a stock option plan by the Board and the Company’s shareholders, and approval of such grants by the Compensation Committee of the Board. No other option grants have been approved by the Board or by the Compensation Committee, and no option grants have been made.

Agreements with Executive Officers and Directors

Richard J. Berman. An employment agreement between Mr. Berman and AAA was assigned to and assumed by the Company effective upon the consummation of the Merger Transactions on February 14, 2008, and was amended as of August 21, 2008 (as amended, the “Berman Employment Agreement”). Under the Berman Employment Agreement, Mr. Berman agrees to serve as the Executive Chairman of the Company in San Diego, CA for an initial term of two years and as interim Chief Executive Officer. He served as interim Chief Executive Officer until October 20, 2008 at which time Mr. Staker succeeded him. Under the Berman Employment Agreement, Mr. Berman’s annual cash compensation is $1.00. Mr. Berman may receive an annual performance bonus in an amount determined by our Board. Mr. Berman is entitled to receive standard benefits of our senior management employees. Mr. Berman is entitled to a seat on our Board of Directors during his term of employment with us. The Company agrees to grant Mr. Berman options to purchase shares of the Common Stock immediately upon the adoption of a stock option plan or an equivalent plan by the Company as further described above in the section “Equity Award (Option) Grants as of October 1, 2008.” Mr. Berman agrees to enter into a Proprietary Interests and Inventions Agreement, an Arbitration Agreement and a Non-Competition/Non-Solicitation Agreement. In the event that Mr. Berman’s employment with the Company is terminated without cause or for good reason upon a change of control, then Mr. Berman’s non-competition obligations will be limited and he will be entitled to, among other things, a lump sum payment in an amount equal to the aggregate of twelve months of his then current base salary and two times (a) the greater of his performance bonus for the year of termination, or (b) the largest bonus paid to him over the past three years and his options shall become fully vested and exercisable. If Mr. Berman’s employment is terminated voluntarily or for cause, then Mr. Berman shall not be entitled to the lump sum described above; however, his options will still become fully vested and exercisable.

As previously reported, the Company owes approximately $1,335,000 plus accrued and unpaid interest to Mr. Berman under certain short term Notes.

Curtis H. Staker. On October 8, 2008, the Company and Mr. Staker executed an employment agreement (the “Staker Employment Agreement”) pursuant to which he succeeded to the office of Chief Executive Officer of the Company effective as of October 20, 2008 for a term of two years, which will renew automatically for successive one year terms unless earlier terminated. Under the Staker Employment Agreement, Mr. Staker’s annual base salary is $350,000, subject to annual review by the Board, and he is eligible to receive (a) a quarterly bonus in the amount of $10,000, and (b) an annual performance bonus in the amount of up to 50% of his base salary as determined by our Board, in each case subject to the achievement of earnings targets set by the Board. Mr. Staker is entitled to receive standard benefits of our senior management employees. The Company agrees to grant Mr. Staker options to purchase shares of the Common Stock immediately upon the adoption of a stock option plan or an equivalent plan by the Company, as further described above in the section “Equity Award (Option) Grants as of October 1, 2008.” The Staker Employment Agreement contains non-competition and non-solicitation provisions restricting Mr. Staker from such activities for a period of six months following the termination of his employment. In the event that Mr. Staker’s employment with the Company is terminated without cause or for good reason, then Mr. Staker will be entitled to, among other things, payment equal to his (i) base salary payable monthly in arrears, and (ii) the continuation of benefits, each for a period of (x) six months if he has been employed with the Company for at least six months and not more than 18 months; (y) twelve months if he has been employed with the Company for at least 18 months and not more than 30 months; and (z) 18 months if he has been employed with the Company for more than 30 months. Mr. Staker is not entitled to any termination payment if he has been employed with the Company for less than six months at the time of termination of his employment, or his employment is terminated voluntarily or for cause. In addition, if Mr. Staker’s employment is terminated upon a change in control, then his options shall become fully vested and exercisable. The Staker Employment Agreement may be terminated by the Company with 90 days’ prior written notice.

William Huff.  Mr. Huff, a member of the Board, was the Company’s Chief Financial Officer from April 15, 2008 through August 18, 2008. The Company and Mr. Huff are currently negotiating a resolution and settlement of certain disputes including payment of compensation and severance benefits in dispute under his employment agreement with the Company which was also terminated as of August 18, 2008.

Legal Proceedings

If the Company and Mr. Huff cannot mutually agree to a resolution of the dispute described immediately above, it is possible that the Company and Mr. Huff would resort to arbitration, mediation or litigation.

Compensation Committee Interlocks and Insider Participation

The Company did not have a Compensation Committee in 2007. The Compensation Committee currently consists of Mr. Berman, the Company’s interim Chief Executive Officer and Chairman of the Board, and Mr. Mooney. Mr. Mooney has not served as an officer or employee of the Company or any of its subsidiaries. The Company is not aware of any compensation committee interlocks as described in Item 407(e)(4) of Regulation S-K.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires the Company’s executive officers and directors, and persons who are beneficial owners of more than 10% of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the Commission. Executive officers, directors and greater than 10% beneficial owners are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company’s knowledge, based solely on the Company’s review of the copies of the forms received by it during the fiscal year ended December 31, 2007 and written representations that no other reports were required, the Company believes that no director, officer or beneficial owner of more than 10% of the Common Stock failed to comply with Section 16(a) filing requirements during such fiscal year.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

AAA was a party to an advisory agreement, dated January 10, 2008, with DC Associates LLC (“DC Associates”) which was assigned to and assumed by the Company pursuant to an amendment dated April 21, 2008, and further amended on August 20, 2008 (as amended, the “Advisory Agreement”). Pursuant to the Advisory Agreement, DC Associates agrees to serve as a financial and business advisor to the Company on a non-exclusive, “best efforts” basis in connection with arranging any equity or debt financings, mergers or acquisitions, or with respect to any other financial matter of the Company in exchange for the payment of fees and reimbursement of expenses as determined by the Board in accordance with industry standards. Fees related to mergers and acquisitions will be a negotiated flat rate, 2.5% of the purchase price or as mutually agreed, for any transaction. In lieu of cash, the Company granted to DC Associates 1,000,000 shares of Common Stock in exchange for its services related to the successful completion of a settlement with Jason Kulpa, the Company’s former Chief Executive Officer following the change of control discussed above. The Advisory Agreement may be terminated by the Company upon thirty days’ prior written notice. DC Associates is owned by MW Crow Family LP, a former shareholder of RightSide and Duncan and a shareholder of the Company.

See also the disclosure set forth above in the section “Agreements with Executive Officers and Directors.”

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of October 2, 2008 by (i) each person who, to our knowledge, owns more than 5% of the Company’s Common Stock; (ii) each of the directors and executive officers of the Company; and (iii) all of our officers and directors as a group. Unless otherwise indicated in the footnotes to the following table, each person named in the table has sole voting and investment power. Except as otherwise indicated, the address of all of the beneficial owners listed below is c/o Morlex, Inc., 420 Lexington Avenue, Suite 450, New York, New York 10022.

	Amount and Nature of Beneficial Ownership
Name and Address of Beneficial Owner	Number of Shares	Percentage of Class
5% Shareholders:
Michael Crow (1)	4,321,424	13.26%
DCI Master LDC	2,118,000	6.50%
MW Crow Family LP(2)	3,245,260	9.96%
Directors, Nominees and Executive Officers:
Richard J. Berman (3)	5,344,100	16.40%
Thomas Banks (4)	0	**
William Huff (5)	200,000	**
Richard Keyes (6)	0	**
Ronald Loshin (7)	898,260	2.76%
James Marcus (8)	0	**
E. Chadwick Mooney (9)	200,000	**
Curtis H. Staker (8)	0	**
All officers and directors as a group (6 persons)	6,642,360	20.38%

*	Based upon 32,590,168 shares of Common Stock outstanding as of October 2, 2008.

**	Less than 1%

(1)
Mr. Crow is the general partner of MW Crow Family LP, and the husband of Trevor Crow. By reason of such relationships, Mr. Crow may be deemed to share dispositive and/or voting control over the securities beneficially owned by each of MW Crow Family LP and Ms. Crow, including 3,245,260 shares of Common Stock beneficially owned by MW Crow Family LP and 71,164 shares of Common Stock held by Ms. Crow, with respect to which 3,316,424 shares Mr. Crow disclaims beneficial ownership.

(2)
MW Crow Family LP is the sole member of DC Associates LLC. By reason of such relationship, MW Crow Family LP may be deemed to share dispositive and/or voting control over the 1,000,000 shares of Common Stock held by DC Associates LLC. Such shares are also included in the shares of Common Stock reported to be beneficially owned by Mr. Crow as set forth in Footnote (1) above.

(3)
Mr. Berman is the Chairman of the Board of Directors and former interim Chief Executive Officer of the Company. Mr. Berman is the husband of Frauke Berman, and, by reason of such relationship, Mr. Berman may be deemed to share dispositive and/or voting control over the 296,684 shares of Common Stock held by Ms. Berman with respect to which Mr. Berman disclaims beneficial ownership. Mr. Berman also serves as the trustee of each of the Crow 2001 Children’s Trust FBO Michelle Crow, Crow 2001 Children’s Trust FBO Spencer Crow, Crow 2001 Children’s Trust FBO Olivia Crow and Crow 2001 Children’s Trust FBO Duncan Crow, and, by reason of such relationship, Mr. Berman has dispositive and/or voting control over the 471,157 shares of Common Stock held by each such trust. Mr. Berman disclaims beneficial ownership of the 1,884,628 shares of Common Stock held by the trusts in the aggregate.

(4)	Mr. Banks is the Chief Financial Officer and Secretary of the Company.

(5)	Mr. Huff is a member of the Board of Directors and the former Chief Financial Officer of the Company.

(6)	Member of the Board of Directors.

(7)
Mr. Loshin is a member of the Board of Directors. Mr. Loshin is a beneficiary and trustee of a non-issuer 401(k) account and a non-issuer IRA account holding 567,320 and 101,500 shares of Common Stock, respectively. Mr. Loshin is also the father of Susan Loshin and, by reason of such relationship, Mr. Loshin may be deemed to share dispositive and/or voting control over the 10,000 shares of Common Stock held by Ms. Loshin which respect to which Mr. Loshin disclaims beneficial ownership.

(8)	Mr. Staker is the Chief Executive Officer of the Company and a Nominee for election to the Board of Directors.

(9)
Mr. Mooney is a member of the Board of Directors. Mr. Mooney is the husband of Susan E. Mooney and, by reason of such relationship, Mr. Mooney may be deemed to share dispositive and/or voting control over the 200,000 shares of Common Stock beneficially owned by Ms. Mooney with respect to which Mr. Mooney disclaims beneficial ownership.

PROPOSAL NO. 2
REINCORPORATION FROM COLORADO TO DELAWARE

General

The Board has approved and recommends to the shareholders a proposal to change the Company’s state of incorporation from the State of Colorado to the State of Delaware. If our shareholders approve the Reincorporation in Delaware, we will accomplish the Reincorporation by conversion in compliance with the Delaware General Corporation Law (the “DGCL”) and the Colorado Business Corporation Act (the “CBCA”).

The Reincorporation will not involve any change in the business, properties, corporate headquarters or management of the Company. The officers of the Company immediately prior to the Reincorporation will serve as the officers of the Company following the Reincorporation, and the nominees elected to the Board of Directors at the Special Meeting will serve as the members of the Board of Directors following the Reincorporation. There will be no change in the operations, assets, liabilities or obligations of the Company as a result of the Reincorporation.

Upon the effectiveness of the Reincorporation, each outstanding share of the Company’s Common Stock will continue to be an outstanding share of the Company’s Common Stock, as incorporated in Delaware. You will not have to exchange your existing stock certificate(s) of the Company for new stock certificate(s), although you will have an option of doing so. At the same time, each outstanding option, right or warrant to acquire shares of the Company’s Common Stock will continue to be an option, right or warrant to acquire an equal number of shares of the Company’s Common Stock under the same terms and conditions. Furthermore, upon effectiveness of the Reincorporation, the Company will be governed by the Certificate of Incorporation as filed with the Secretary of State of Delaware (the “Delaware Charter”) attached hereto as Appendix A and by the Bylaws (the “Delaware Bylaws”) attached hereto as Appendix B. The Colorado Charter and Colorado Bylaws will not be applicable to the Company following the consummation of the Reincorporation. Following the Reincorporation, the Company will be governed by the DGCL instead of the CBCA. Approval of this Reincorporation Proposal will constitute approval of the Delaware Charter and Delaware Bylaws.

After the Reincorporation, the Company will continue to be a publicly-held company, the shares of Common Stock of the Company will continue to be traded on the Over-the-Counter Bulletin Market or “Pink Sheets,” until such time as the Company may be listed on the Over-the-Counter Bulletin Board, the NASDAQ National Market, or other stock exchange, under the symbol “MORX” until such symbol may be changed in connection with the Company’s name change, if approved at the Special Meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE COMPANY’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE REINCORPORATION OF THE COMPANY FROM COLORADO TO DELAWARE.

Reasons for and Advantages of the Reincorporation in Delaware

The Board of Directors has requested shareholders to approve the Reincorporation for many reasons.  Delaware has adopted comprehensive, modern and flexible corporate laws which are periodically revised to respond to the changing legal and business needs of corporations. The Delaware courts have considerable expertise in dealing with issues of corporate law, and have developed a substantial body of case law construing Delaware law, thereby providing greater predictability with respect to legal and business affairs. As a result, many major corporations have initially incorporated in Delaware or have reincorporated in Delaware.

In the opinion of the Board of Directors of the Company, the Reincorporation in Delaware may provide the Company with greater opportunities to raise capital as underwriters and other members of the financial services industry may be more willing and better able to assist in capital-raising programs for corporations having the greater flexibility afforded by the DGCL. Reincorporation from Colorado to Delaware also may make it easier to attract future candidates willing to serve on our Board of Directors because many of such candidates will already be familiar with Delaware corporate law, including provisions relating to director indemnification, from their past business experience. In addition, Reincorporation in Delaware may provide enhanced flexibility, simplicity and predictability in corporate governance.

Approval of the Board of Directors; Required Shareholder Vote

The Reincorporation was approved by the Board of Directors of the Company. Approval of the Reincorporation Proposal requires the affirmative vote of a majority of the shares of Common Stock represented and entitled to vote at the Special Meeting.

Effect of Not Obtaining the Required Vote for Approval

If the Reincorporation Proposal fails to obtain the requisite vote for approval, the Reincorporation will not be consummated and the Company will continue to be incorporated in Colorado.

Effective Time of the Reincorporation

If approved by the requisite vote of the holders of shares of the Company’s Common Stock, it is anticipated that the Reincorporation will become effective at the time set forth in each of the Certificate of Conversion from a Non-Delaware Corporation to a Delaware Corporation to be filed with the Secretary of State of Delaware in accordance with the DGCL and the Certificate of Conversion to be filed with the Secretary of State of the State of Colorado in accordance with the CBCA. However, the Reincorporation may be terminated, deferred or abandoned by action of the Board at any time prior to the effective time of the Reincorporation, whether before or after shareholder approval is obtained, if the Board determines for any reason, in its sole judgment and discretion, that the consummation of the Reincorporation would not be advisable or in the best interests of the Company and its shareholders.

Comparison of Shareholder Rights before and after the Reincorporation

Because of differences between the CBCA and the DGCL, as well as differences between the Company’s charter and bylaws before and after the Reincorporation, the Reincorporation will effect some changes in the rights of the Company’s shareholders. Summarized below are the most significant differences between the rights of the shareholders of the Company before and after the Reincorporation, as a result of the differences among the CBCA and the DGCL, the Colorado Charter and the Delaware Charter, and the Colorado Bylaws and the Delaware Bylaws.

The summary below is not intended to be an exhaustive list or complete description of all of the differences between the CBCA and the Colorado Charter and Colorado Bylaws, on the one hand, and the DGCL and the Delaware Charter and Delaware Bylaws, on the other hand. The summary below is qualified in its entirety by reference to the actual text of the CBCA, the Colorado Charter, the Colorado Bylaws, the DGCL, the Delaware Charter and the Delaware Bylaws.

Authorized Capital Stock

Colorado

The Colorado Charter authorizes the issuance of 1,000,000,000 shares of Common Stock, par value 0.001 per share, of which approximately 33,976,228 shares were issued and outstanding as of the Record Date.

Delaware

The Delaware Charter authorizes the issuance of an aggregate of 1,020,000,000 shares of stock in two classes designated respectively as “common stock” and “blank check preferred stock.” The total number of shares that the Company is authorized to issue is: (i) 1,000,000,000 shares of common stock, par value $0.001 per share, and (ii) 20,000,000 shares of preferred stock, par value $0.001 per share (“Preferred Stock”). Upon effectiveness of the Reincorporation, each outstanding share of the Company’s Common Stock will continue to be an outstanding share of the Company’s Common Stock, as incorporated in Delaware. The Company has no present agreement, arrangement or intention with respect to the issuance of Preferred Stock.

Consideration for Stock

Colorado

Under the CBCA, the board of directors may authorize the issuance of shares for consideration consisting of any tangible or intangible property or benefit to the corporation, including cash, promissory notes, services performed, and other securities of the corporation it deems adequate. Unless otherwise expressly provided in the articles of incorporation or bylaws, shares having a par value may be issued for less than the par value.

Delaware

Under the DGCL, a corporation may accept as consideration for its stock a combination of cash, property or benefit to the corporation, the total of which must equal at least the par value of the issued stock, as determined by the board of directors or, if provided in the certificate of incorporation, the shareholders.

Dividends

Colorado

Under the CBCA, unless otherwise prohibited by the articles of incorporation, a corporation may pay dividends or make distributions provided that, no distribution may be made if, after giving it effect the corporation would not be able to pay its debts as they become due in the usual course of business; or the corporation’s total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

Delaware

The DGCL provides that a corporation may declare and pay dividends out of surplus or, in the event that there is no surplus, out of the corporation’s net profits for the current or preceding fiscal year, provided that the capital of the corporation is equal to or greater than the aggregate amount of capital represented by the outstanding stock of all classes having a preference upon the distribution of assets.

Preemptive Rights

Colorado

Under the CBCA, shareholders do not have preemptive rights unless such rights are specifically granted in the articles of incorporation. The Colorado Charter does not provide for preemptive rights.

Delaware

Under Delaware law, shareholders do not have preemptive rights unless such rights are specifically granted in the certificate of incorporation. The Delaware Charter provides that no shareholder shall have any preemptive or similar right to acquire or subscribe for any additional unissued or treasury shares of stock, or other securities of any class, or rights, warrants or options to purchase stock or scrip, or securities of any kind convertible into stock or carrying stock purchase warrants or privileges.

Special Meetings of Shareholders

Colorado

Under the CBCA, a special meeting of shareholders shall be held if: (i) called by the board of directors or any person authorized by the bylaws or a resolution of the board of directors to call such a meeting; or (ii) if the corporation receives one or more written demands for a special meeting, stating the purpose or purposes for which it is to be held, signed and dated by the holders of shares representing at least 10% of all of the votes entitled to be cast on any issue proposed to be considered at the special meeting. The Colorado Bylaws provide that a special meeting of shareholders may be called by the directors or the Chairman of the Board of Directors, if any, the Vice-Chairman of the Board, if any, the President, or the Secretary, by any officer designated by the directors or the President to call the meeting, or the holders of not less than 67% of the voting shares outstanding.

Delaware

Under the DGCL, a special meeting of shareholders may be called by the corporation’s board of directors or by such persons as may be authorized by the corporation’s certificate of incorporation or bylaws. The Delaware Charter and Delaware Bylaws provide that special meetings of shareholders may be called only by the Chairperson of the Board, the Chief Executive Officer, the President, or by a majority of the full Board of Directors which shall mean the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption), and not by the shareholders of the Company.

Corporate Action without a Shareholder Meeting

Colorado

The CBCA provides that, unless otherwise required by the articles of incorporation, any action required or permitted to be taken at a shareholders meeting may be taken without a meeting: (i) if all of the shareholders entitled to vote thereon consent to such action in writing; or (ii) if the articles of incorporation expressly provide, if the shareholders holding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all of the shares entitled to vote thereon were present and voted consent to such action in writing. The Colorado Bylaws provide that any action required or permitted by the provisions of the CBCA to be taken at a shareholders’ meeting may be taken without a meeting, if all of the shareholders entitled to vote thereon consent to such action in writing.

Delaware

The DGCL permits corporate action without a meeting of shareholders upon the written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken, unless the certificate of incorporation expressly provides otherwise. In the event such proposed corporate action is taken without a meeting by less than the unanimous written consent of shareholders, the DGCL requires that prompt notice of the taking of such action be sent to those shareholders who have not consented in writing. Under the Delaware Bylaws, any action required or permitted to be taken at a shareholders’ meeting may be taken without a meeting if a consent to such action in writing is signed by the holders of outstanding stock holding not less than the number of votes that would be necessary under the DGCL to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

Proxies

Colorado

Under the CBCA, a proxy executed by a shareholder will remain valid for a period of 11 months unless the proxy expressly provides for a different period of time. A proxy is revocable by a shareholder unless the proxy conspicuously states that it is irrevocable and the appointment is coupled with an interest.

Delaware

Under the DGCL, a proxy executed by a shareholder will remain valid for a period of three years unless the proxy provides for a longer period. A proxy is revocable by a shareholder unless the proxy states that it is irrevocable and the appointment is coupled with an interest.

Shareholders Rights to Examine Books and Records

Colorado

The CBCA provides that a shareholder may for any proper purpose, upon five business days prior written demand, inspect and copy during regular business hours at the corporation’s principal place of business, among other things, the corporation’s articles of incorporation; bylaws; minutes of all shareholders meetings, and records of all action taken by shareholders without a meeting, for the past three years; all written communications within the past three years to shareholders as a group or to the holders of any class or series of shares as a group; a list of the names and business addresses of its current directors and officers; a copy of its most recent annual report; and all financial statements prepared for periods ending during the last three years. If a corporation refuses to provide the books and records, the shareholder can compel release of the books and records by court order.

Delaware

The DGCL provides that any shareholder of record may, upon written demand, inspect and copy during usual hours of business the corporation’s stock ledger, a list of its shareholders and its other books and records for any proper purpose. If management of the corporation refuses, the shareholder can compel release of the books and records by court order.

Number of Directors; Election; Removal; Filling Vacancies

Colorado

The Colorado Bylaws provide that the number of directors shall not be less than three or more than seven. The number of directors may be changed or fixed from time to time by action of the shareholders or, unless the articles of incorporation otherwise provide, the Board. The number of directors shall never be less than one. All directors hold office until the next annual meeting of shareholders following their election or until their successors are elected and qualified, or until their earlier death, resignation or removal. Under the Colorado Bylaws and the CBCA (unless otherwise provided in the articles of incorporation), any vacancy on the board of directors, including a vacancy resulting from an enlargement of the board, may be filled by the shareholders, the board of directors or, if the remaining number of directors does not constitute a quorum, by a majority of the remaining directors. Under the CBCA and the Colorado Bylaws, a director may be removed from office by the shareholders with or without cause unless otherwise provided in a corporation’s articles of incorporation.

Delaware

The Delaware Bylaws provide that Board shall consist of one or more members and shall be fixed from time to time, unless otherwise provided in the Delaware Charter, by resolution of a majority of the full Board of Directors or the shareholders of the Company holding at least a majority of the voting power of the Company’s outstanding stock then entitled to vote at an election of directors. Under the Delaware Bylaws directors are elected by the shareholders at the annual meeting and all directors hold office until their successors are elected and qualified, or until their earlier death, resignation or removal. Consistent with the DGCL, the Delaware Bylaws provide that, subject to the rights of any holders of preferred stock then outstanding: (i) any director may be removed with or without cause by the holders of at least a majority of the shares then entitled to vote at an election of directors, and (ii) any vacancy on the Board may be filled by the shareholders, or by a majority of the remaining members of the Board although less than a quorum. Under the Delaware Charter, vacancies on the board of directors may be filled by vote of a majority of the remaining directors, although less than a quorum.

Cumulative Voting for Directors

Colorado

The CBCA permits cumulative voting for the election of directors unless otherwise provided in the articles of incorporation. The Colorado Charter prohibits cumulative voting for any purpose.

Delaware

Delaware law permits cumulative voting if provided in the certificate of incorporation. The Delaware Charter expressly prohibits cumulative voting.

Committees of the Board of Directors

Colorado

The CBCA provides that, except as otherwise provided in the bylaws, the board of directors may create one or more committees and appoint one or more members of the board to serve on the committees. Each committee has the authority of the board of directors except that it may not: (i) authorize distributions; (ii) approve or propose to shareholders action that the CBCA requires to be approved by shareholders; (iii) fill vacancies on the board of directors or on any of its committees; (iv) amend the articles of incorporation; (v) adopt, amend or repeal bylaws; (vi) approve a plan of conversion or plan of merger not requiring shareholder approval; (vii) authorize or approve reacquisition of shares, except according to a formula or method prescribed by the board of directors; or (viii) authorize or approve the issuance or sale of shares, or a contract for the sale of shares, or determine the designation and relative rights, preferences, and limitations of a class or series of shares; except that the board of directors may authorize a committee or an officer to do so within limits specifically prescribed by the board of directors. The Colorado Bylaws provide that the Board may create one or more committees and appoint one or more members of the board to serve on the committees in accordance with the CBCA.

Delaware

The DGCL provides that the board of directors may delegate certain of its duties to one or more committees elected by a majority of the board. A Delaware corporation can delegate to a committee of the board of directors, among other things, the responsibility of nominating candidates for election to the office of director, to fill vacancies on the board of directors, to reduce earned or capital surplus, and to authorize the acquisition of the corporation’s own stock. In addition, if the corporation’s certificate of incorporation or bylaws, or the resolution of the board of directors creating the committee so permits, a committee of the board of directors may declare dividends and authorize the issuance of stock. Under the Delaware Bylaws, the Board may designate one or more committees and appoint one or more members of the board to serve on the committees. To the extent provided in a resolution of the Board, the committees shall have and may exercise all the powers and authority of the Board except that no committee shall have the power or authority to: (i) approve, adopt or recommend to the shareholders any action or matter expressly required by the DGCL to be submitted to the approval of the shareholders (other than the election or removal of members of the Board), or (ii) adopt, amend or repeal any bylaw of the Company.

Limitation of Liability of Directors

Colorado

If provided in the articles of incorporation, the CBCA permits a corporation to eliminate or limit the personal liability of a director to the corporation or to its shareholders for monetary damages for breach of fiduciary duty as a director. However, no such provision may eliminate or limit the liability of a director to the corporation or to its shareholders for monetary damages for (i) any breach of the director's duty of loyalty to the corporation or to its shareholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) declaration of unlawful dividends, (iv) any transaction from which the director directly or indirectly derived an improper personal benefit, or (v) any act or omission occurring before the date when such provision becomes effective.

Delaware

The DGCL permits a corporation to include a provision in its certificate of incorporation eliminating or limiting the personal liability of a director to the corporation or its shareholders for damages for certain breaches of the director’s fiduciary duty. However, no such provision may eliminate or limit the liability of a director for (i) any breach of the director’s duty of loyalty to the corporation or its shareholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) declaration of unlawful dividends or illegal redemptions or stock repurchases, or (iv) any transaction from which the director derived an improper personal benefit. The Delaware Charter provides that no director of the Company shall be personally liable to the Company or its shareholders for monetary damages for breach of fiduciary duty as a director except to the extent that the exemption or limitation of liability is not permitted under the DGCL as then in effect.

Indemnification of Officers and Directors

Colorado

Under the CBCA, a corporation may not indemnify a director in connection with a proceeding (i) by or in the right of the corporation in which the director was adjudged liable to the corporation, or (ii) charging that the director derived an improper personal benefit, whether or not involving action in an official capacity, in which proceeding the director was adjudged liable on the basis that the director derived an improper personal benefit. The Colorado Charter provides that the Company shall have the right to indemnify any person to the fullest extent allowed by the laws of Colorado, except as limited by the bylaws of the Company from time to time in effect.

Delaware

The DGCL provides that indemnification may not be made for any matter as to which a person has been adjudged by a court of competent jurisdiction to be liable to the corporation, unless and only to the extent a court determines that the person is entitled to indemnity for such expenses as the court deems proper. Under the Delaware Charter, the Company shall, to the fullest extent permitted by the DGCL, indemnify and advance expenses to (i) its directors and officers, and (ii) any person who at the request of the Company is or was serving as a director, officer, employee or agent of another corporation or other entity, from and against any and all of the expenses, liabilities, or other costs as permitted by the DGCL (or any successor) as amended or supplemented.

Amendment or Repeal of the Articles or Certificate of Incorporation

Colorado

Under the CBCA, amendments to the articles of incorporation, other than ministerial amendments authorized by the board of directors without shareholder action, may be proposed by the board of directors or by the holders of shares representing at least 10% of all of the shares entitled to vote upon the amendment. The board of directors must recommend the amendment to the shareholders, unless the amendment is proposed by the shareholders or the board of directors determines, because of a conflict of interest or other special circumstances, that it shall make no recommendation, and the shareholders must approve the amendment by the vote of a majority of the shares entitled to vote.

Delaware

Under the DGCL, unless the certificate of incorporation otherwise provides, amendments to the certificate of incorporation generally require the approval of the holders of a majority of the outstanding stock entitled to vote thereon, and if the amendment would increase or decrease the number of authorized shares of any class or series or the par value of such shares, or would adversely affect the rights, powers or preferences of such class or series, a majority of the outstanding stock of such class or series also would have to approve the amendment. The Delaware Charter expressly reserves the right of the Company to adopt, amend or repeal any provision contained in the Delaware Charter, in the manner prescribed by the DGCL.

Amendment or Repeal of Bylaws

Colorado

Under the CBCA, the board of directors may amend or repeal the bylaws unless a particular bylaw expressly prohibits the board of directors from doing so. Under the Colorado Bylaws, the Board may amend or repeal the Colorado Bylaws unless the Colorado Charter or the CBCA reserves this power exclusively to the shareholders in whole or in part, or a particular bylaw expressly prohibits the board of directors from doing so. Under both the CBCA and the Colorado Bylaws, the shareholders may amend or repeal the bylaws even though the bylaws may also be amended or repealed by the board of directors. In addition, the CBCA provides that: (i) if authorized by the articles of incorporation, the shareholders may amend the bylaws to fix a greater quorum or voting requirement for shareholders, or voting groups of shareholders, than is required by the CBCA, which amendment may not be amended by the board of directors; and (ii) a bylaw that fixes a greater quorum or voting requirement for the board of directors may be amended (a) if adopted by the shareholders, only by the shareholders, or (b) if adopted by the board of directors, either by the shareholders or by the board of directors.

Delaware

Under the DGCL, directors may amend the bylaws of a corporation only if such right is expressly conferred upon the directors in its certificate of incorporation. The Delaware Charter expressly reserves the right of the Board of Directors to adopt, amend or repeal bylaws of the Company, although the shareholders of the Company shall also have the power to adopt, amend or repeal bylaws of the Company. The Delaware Bylaws provide that: (i) unless otherwise required by the Delaware Charter, shareholders of the Company holding at least a majority of the voting power of the Company shall have the power to adopt, amend or repeal bylaws, and (ii) to the extent provided in the Delaware Charter, the Board shall also have the power to adopt, amend or repeal bylaws.

Merger with Subsidiary

Colorado

The CBCA provides that a parent corporation that owns at least 90% of the outstanding shares of each class of a subsidiary may merge into the subsidiary, or the subsidiary may merge into its parent, without the approval of the shareholders of the subsidiary if, among other things, each shareholder of the surviving corporation whose shares were outstanding immediately before the merger will hold the same number of shares, with identical designations, preferences, limitations, and relative rights, immediately after the merger. The board of directors shall adopt a plan of merger and the corporation shall file a statement of merger with the Secretary of State of Delaware.

Delaware

The DGCL provides that a parent corporation that owns at least 90% of the outstanding shares of each class of a subsidiary may merge into the subsidiary, and the subsidiary may merge into its parent, without the approval of the shareholders of the subsidiary by filing a certificate of ownership and merger with the Secretary of State of Delaware that includes a copy of the resolution of its board of directors approving the merger.

Mergers and Major Transactions

Colorado

Under the CBCA, a merger, consolidation, sale of all or substantially all of a corporation’s assets other than in the regular course of business or dissolution of a corporation must be approved by a majority of the outstanding shares entitled to vote. No vote of shareholders of a constituent corporation surviving a merger is required if: (i) the articles of incorporation of the surviving corporation will not differ after the merger (with limited exceptions); (ii) each share of stock of the surviving corporation outstanding before the merger is an identical outstanding or treasury share after the merger; and (iii) the number of shares to be issued by the surviving corporation in the merger does not exceed 20% of the shares outstanding immediately prior to the merger.

Delaware

Under the DGCL, a merger, consolidation, sale of all or substantially all of a corporation’s assets other than in the regular course of business or dissolution of a corporation must be approved by a majority of the outstanding shares entitled to vote. No vote of shareholders of a constituent corporation surviving a merger is required, unless otherwise provided in the certificate of incorporation, if: (i) the merger agreement does not amend the certificate of incorporation of the surviving corporation; (ii) each shareholder of the surviving corporation whose shares were outstanding immediately before the merger will hold the same number of shares, with identical designations, preferences, limitations, and relative rights, immediately after the merger; and (iii) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issuable as a result of the merger either by the conversion of securities issued pursuant to the merger or by the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20% the total number of voting shares of the surviving corporation outstanding immediately before the merger.

Transactions with Officers and Directors

Colorado

The CBCA specifically prohibits certain loans or credit facilities to interested directors. The CBCA does not, however, automatically void contracts or transactions between a corporation and one of the corporation’s directors. Under Colorado corporate law, a contract or transaction is not voidable solely because: (i) the contract is between the corporation and a director of the corporation or an entity in which a director of the corporation has a financial interest; (ii) an interested director is present at the meeting of the board of directors that authorizes or approves the contract or transaction; or (iii) the vote or votes of the interested director are counted for purposes of authorizing or approving the contract or transaction involving the interested transaction.

Rather, under the CBCA, contracts or transactions such as those described above are permissible if: (a) the facts surrounding the contract or transaction are known to the board of directors (or a committee of the board of directors) and the board of directors (or an authorized committee) authorizes, approves, or ratifies the contract or transaction in good faith by a vote without counting the vote of the interested director, even though they are less than a quorum; (b) the facts or circumstances surrounding the contract or transaction are made known to the shareholders and they authorize, approve or ratify the contract or transaction in good faith by a majority vote of the shareholders entitled to vote thereon; or (c) the contract or transaction is fair as to the corporation.

Delaware

The DGCL and the Delaware Bylaws provide that contracts or transactions between a corporation and one or more of its officers or directors or an entity in which they have a financial interest are not void or voidable solely because of such interest or the participation of the director or officer in a meeting of the board of directors or a committee which authorizes the contract or transaction if: (i) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee, and the board of directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of disinterested directors, even though the disinterested directors are less than a quorum; (ii) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the shareholders; or (iii) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof or the shareholders.

Stock Redemptions and Repurchases

Colorado

The CBCA provides that a corporation may acquire its own shares, and shares so acquired constitute authorized but unissued shares. If the articles of incorporation prohibit the reissuance of acquired shares (i) the number of authorized shares is reduced by the number of shares acquired by the corporation, effective upon amendment to the articles of incorporation, and (ii) the corporation shall deliver to the Secretary of State of Colorado, for filing, articles of amendment to the articles of incorporation which are effective without shareholder action setting forth such reduced number of authorized shares. The Colorado Charter does not prohibit the reissuance of shares acquired by the Company.

Delaware

Under the DGCL, a corporation may purchase or redeem its own shares of capital stock as provided in its certificate of incorporation or a resolution of its board of directors, except when the capital of the corporation is impaired or when such purchase or redemption would cause any impairment of the capital of the corporation. Shares so acquired constitute authorized but unissued shares. The Delaware Charter does not permit the redemption of Common Stock, and provides that the terms, rights and preferences of any series of Preferred Stock may be determined by resolution of the Company’s Board of Directors.

Anti-Takeover Laws

Colorado

The CBCA does not contain any business combination provisions regarding contracts or transactions between a corporation and an interested shareholder.

Delaware

Section 203 of the DGCL provides that, subject to certain exceptions specified therein, a corporation shall not engage in any business combination with any “interested shareholder” for a three-year period following the date that such shareholder becomes an interested shareholder unless: (i) prior to such date, the board of directors of the corporation approved either the business combination or the transaction which resulted in the shareholder becoming an interested shareholder, (ii) upon consummation of the transaction which resulted in the shareholder becoming an interested shareholder, the interested shareholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced (excluding shares held by directors who are also officers and employee stock purchase plans in which employee participants do not have the right to determine confidentially whether plan shares will be tendered in a tender or exchange offer), or (iii) on or subsequent to such date, the business combination is approved by the board of directors of the corporation and by the affirmative vote at an annual or special meeting, and not by written consent, of at least 66 2/3% of the outstanding voting stock which is not owned by the interested shareholder. Except as specified in Section 203 of the DGCL, an interested shareholder is defined to include: (a) any person that is the owner of 15% or more of the outstanding voting stock of the corporation or is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation, at any time within three years immediately prior to the relevant date; and (b) the affiliates and associates of any such person.

Under certain circumstances, Section 203 of the DGCL may make it more difficult for a person who would be an “interested shareholder” to effect various business combinations with a corporation for a three-year period, although the corporation’s certificate of incorporation or shareholders may elect to exclude a corporation from the restrictions imposed thereunder. The Delaware Charter does not exclude the Company from the restrictions imposed under Section 203 of the DGCL. It is anticipated that the provisions of Section 203 of the DGCL may encourage companies interested in acquiring the Company to negotiate in advance with the Board of Directors, since the shareholder approval requirement would be avoided if a majority of the directors then in office approve either the business combination or the transaction which results in the shareholder becoming an interested shareholder.

Dissenters’ Rights of Appraisal

Colorado

Under the CBCA, shareholders have appraisal rights, in the event of certain corporate actions such as a merger or consolidation. These rights include the right of a shareholder, whether or not entitled to vote, to dissent from voting to approve such corporate action, and to demand fair value for the shareholder’s shares. In certain circumstances, a shareholder is not entitled to dissent and obtain payment of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the Exchange, or on the national market system of the national association of securities dealers automated quotation system, or were held of record by more than 2,000 shareholders, as of the Record Date. In addition, a shareholder is not entitled to dissent and obtain payment for the shareholder’s shares unless the corporate action creating such entitlement is unlawful or fraudulent with respect to the shareholder or the corporation.

Delaware

Under the DGCL, unless the certificate of incorporation of a corporation provides otherwise, appraisal rights are only available with respect to a merger or consolidation of a corporation under certain limited circumstances. No appraisal rights are provided in the case of a sale or transfer of all or substantially all of the corporation’s assets or an amendment to the corporation’s certificate of incorporation. Moreover, the DGCL does not provide appraisal rights in connection with a merger or consolidation (unless the certificate of incorporation provides otherwise) to the owners of shares of a corporation that, at the record date fixed to determine the shareholders entitled to receive notice of and to vote at the meeting of shareholders to act upon the merger or consolidation, is either: (i) listed on a national securities exchange or designated as a national market system security by the National Association of Securities Dealers, Inc.; or (ii) held of record by more than 2,000 shareholders; unless the applicable agreement of merger or consolidation requires the owners of these shares to receive, in exchange for these shares, anything other than shares of stock of the resulting or surviving corporation or shares of stock of any other corporation listed on a national securities exchange, designated as described above, or held of record by more than 2,000 holders. In addition, the DGCL denies appraisal rights to the shareholders of the surviving corporation in a merger if that merger did not require for its approval the vote of the shareholders of the surviving corporation.

Dissenters’ Rights of Appraisal

Shareholders of Common Stock that follow the appropriate procedures are entitled to dissent from the consummation of the Reincorporation and receive payment of the fair value of their shares under Article 113 of the CBCA. The following discussion summarizes the material applicable provisions of the Colorado dissenters’ rights statute. You are urged to read the full text of the Colorado dissenters’ rights statute, which is reprinted in its entirety and attached as Appendix C to this document. A person having a beneficial interest in shares of Company stock that are held of record in the name of a broker, bank or other nominee, must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner if such person wishes to perfect any dissenters’ rights such person may have.

This discussion and Appendix C should be reviewed carefully by you if you wish to exercise statutory dissenters’ rights or wish to preserve the right to do so, because failure to strictly comply with any of the procedural requirements of the Colorado dissenters’ rights statute may result in a termination or waiver of dissenters’ rights under the Colorado dissenters’ rights statute.

A record holder of any of the Company’s Common Stock may assert dissenters’ rights as to fewer than all of the shares of Common Stock registered in such record holder’s name only if the record holder dissents and does not vote in favor of the Reincorporation proposal with respect to all shares of such stock beneficially owned by any one person and causes the Company to receive written notice which states such dissent and the name, address and federal taxpayer identification number, if any, of each beneficial holder on whose behalf the record holder asserts dissenters’ rights.

A beneficial holder of shares of Common Stock may assert dissenters’ rights as to the shares held on such beneficial shareholder’s behalf only if the beneficial holder causes the Company to receive the record holder’s written consent to the dissent not later than the time the beneficial holder asserts dissenters’ rights and the beneficial holder dissents and causes the record holder to refrain from voting in favor of the Reincorporation Proposal with respect to all shares of Common Stock owned by the beneficial holder.

If a holder of Common Stock wishes to dissent, such holder must send to the Company, before the vote on the Reincorporation proposal is taken, written notice of such holder’s intention to demand payment for such holder’s shares of stock if the Reincorporation is effectuated and such holder must refrain from voting in favor of the Reincorporation Proposal. Neither a vote against the Reincorporation Proposal nor any proxy directing such vote, nor abstention from voting on the Reincorporation Proposal will satisfy the requirement for a written notice to the Company of the holder’s intention to demand payment. All such notices should be mailed to Morlex, Inc., 420 Lexington Avenue, Suite 450, New York, New York 10170, Attention: Thomas Banks, Secretary.

If the Reincorporation Proposal is authorized at the Special Meeting, then, within ten days thereafter, we will provide to any holder of Common Stock still entitled to demand payment, a written notice containing all information and instructions required by Colorado law for any such holder to complete the demand, including certain deadlines by which the Company must receive from a dissenting holder a formal notice demanding payment from the Company and such holders share certificates representing such dissenting holder’s shares of Common Stock.

We will pay to a holder of Common Stock, if eligible, and if such holder has validly exercised his, her or its dissenters’ rights under Article 113 of the CBCA, the amount we estimate is the fair value of the dissenting holder’s shares plus interest at the rate provided in Article 113 of the CBCA from the effective date of the Reincorporation until the payment date. We also will provide the information required by Article 113 of the CBCA to the dissenting owner of Common Stock entitled to receive payment.

If the holder of shares of Common Stock has validly exercised dissenters’ rights under Article 113 of the CBCA and believes that: (i) the amount offered or paid is less than the fair value of such holder’s shares or that the interest was incorrectly calculated; (ii) we have failed to make the payment within 60 days of the deadline for receiving payment demand; or (iii) we do not return deposited certificates when required to do so, the dissenting holder may give notice to us of such holder’s estimate of the fair market value of such holder’s shares and the amount of interest due and demand payment of such estimate, less any payment previously made by us, or the dissenting holder may reject our offer and demand payment of the fair value of the shares and interest due. If a dissenting holder’s demand for payment remains unresolved, then we may, within 60 days of receipt thereof, commence a proceeding and petition the court to determine the fair value of such dissenting holder’s shares and interest due thereon. If we do not timely make such a request, we must pay the dissenting holder the amount set forth in such holder’s demand for payment.

If you wish to seek dissenters’ rights, you are urged to review the applicable Colorado statutes attached to this document as Appendix C.

Regulatory Approvals

The Reincorporation is subject to review by state and federal regulatory authorities. The Company expects the Reincorporation to become effective upon the latest to occur of the acceptance of the filing of the Delaware Charter and the Certificate of Conversion from a Non-Delaware Corporation to a Delaware Corporation with the Secretary of State of the State of Delaware and acceptance of the filing of the Certificate of Conversion with the Secretary of State of the State of Colorado.

Effect on Common Stock, Reporting, Trading

After the Reincorporation, the Company will continue to be a publicly-held company, the shares of Common Stock of the Company will continue to be traded on the Over-the-Counter Bulletin Market or “Pink Sheets,” until such time as the Company may be listed on the Over-the-Counter Bulletin Board, the NASDAQ National Market, or other stock exchange, under the symbol “MORX” until such symbol may be changed in connection with the Company’s name change, if approved at the Special Meeting. The Company will continue to be obligated to file periodic reports and other documents with the Securities and Exchange Commission (“SEC”) and provide to its shareholders the same types of information that the Company has previously filed and provided. There will be no interruption in the trading of the Company’s Common Stock as a result of the Reincorporation. Shareholders whose Common Stock is freely tradable before the Reincorporation will have freely tradable shares of the Company’s Common Stock. Shareholders holding restricted shares of Common Stock will continue to hold shares of Common Stock which are subject to the same restrictions on transfer as those to which their shares of Common Stock are presently subject. In summary, the Company and its shareholders will be in the same respective positions under the federal securities laws after the Reincorporation as were the Company and its shareholders prior to the Reincorporation.

Interests of the Company’s Directors and Executive Officers in the Reincorporation

In considering the recommendations of the Board, the Company’s shareholders should be aware that certain of the Company’s directors and executive officers have interests in the Reincorporation that are different from, or in addition to, the interests of the Company’s shareholders generally. For instance, the Reincorporation in Delaware may be of benefit to the Company’s directors and officers by reducing the director’s potential personal liability and increasing the scope of permitted indemnification, by strengthening directors’ ability to resist a takeover bid, and in other respects. The Board was aware of these interests and considered them, among other matters, in reaching its decision to approve the Reincorporation and to recommend that the Company’s shareholders vote in favor of the Reincorporation Proposal.

Federal Income Tax Considerations

Subject to the limitations, qualifications and exceptions described in this section, it is expected that, for federal income tax purposes, no gain or loss will be recognized by the holders of shares of Common Stock as a result of the consummation of the Reincorporation Proposal, and no gain or loss will be recognized by the Company and the Company’s tax attributes will be unaffected by the Reincorporation. In addition, it is expected that each shareholder will have the same aggregate tax basis in the shares of Common Stock of the Company held by such person upon effectiveness of the Reincorporation, and such person’s holding period with respect to such shares of the Company’s Common Stock will include the period prior to the effectiveness of the Reincorporation during which such shareholder held such shares. The foregoing is based on the Reincorporation being an independent transaction not contingent upon or a contingency to any other transaction.

Our Company has not requested a ruling from the Internal Revenue Service (the “IRS”) or an opinion of counsel with respect to the federal income tax consequences of the Reincorporation Proposal under the Internal Revenue Code of 1986, as amended (the “Code”). A successful IRS challenge to the reorganization status of the Reincorporation Proposal could result in a shareholder recognizing gain or loss with respect to each share of Common Stock held as a result of the Reincorporation. In such event, a shareholder’s aggregate basis in the shares of Common Stock held upon consummation of the Reincorporation would equal their fair market value on such date, and a shareholder’s holding period for such shares would not include the period during which the Shareholder held shares of Common Stock prior to Reincorporation. State, local, or foreign income tax consequences to shareholders may vary from the federal tax consequences described above.

Shareholders should consult their own tax advisors as to the effect of the Reincorporation Proposal under applicable federal, state, local or foreign income tax laws.

Abandonment, Deferral or Amendment

Notwithstanding a favorable vote of the shareholders, the Company reserves the right, by action of the Company’s Board of Directors, to abandon the Reincorporation prior to effectiveness of the Reincorporation if it determines that such abandonment is in the best interests of the Company. The Company also reserves the right, by action of the Company’s Board of Directors, to defer the Reincorporation for a reasonable period of time if, in the opinion of the Board of Directors of the Company, such action would be in the best interests of the Company. The Company’s Board of Directors has made no determination as to any circumstances which may prompt a decision to abandon or defer the Reincorporation.

PROPOSAL NO. 3
NAME CHANGE TO “SUPERFLY ADVERTISING, INC.”

General

The Board of Directors has approved and recommends to the shareholders a proposal to change our name from “Morlex, Inc.” to “Superfly Advertising, Inc.” Our Board and management believe that the name “Superfly Advertising, Inc., the name of our primary subsidiary, reflects the ongoing franchise value of the Company’s business operations, and that it is in the Company’s best interest to change its name accordingly.

If the name change is approved by our shareholders at the Special Meeting, it will be effected concurrently with the completion of the Reincorporation Proposal in Delaware or, if the Reincorporation Proposal is not approved by the shareholders at the Special Meeting, upon the filing of a Certificate of Amendment to the Colorado Charter with the Colorado Secretary of State. If the name change is effected, the Company intends to change its trading symbol as appropriate.

Approval of the Name Change Proposal requires the affirmative vote of a majority of the shares of Common Stock represented and entitled to vote at the Special Meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE COMPANY’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE NAME CHANGE OF THE COMPANY TO SUPERFLY ADVERTISING, INC.

OTHER MATTERS

The Board of Directors does not know of any other matters which may come before the Special Meeting. If any other matter is properly presented at the Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matter. Discretionary authority for them to do so is contained in the enclosed proxy. The Special Meeting may be adjourned from time to time by the chairman of the Special Meeting or by approval of the holders of shares representing a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Special Meeting, whether or not a quorum exists. In their discretion, the proxies named in the proxy are authorized to vote upon any adjournment of the Special Meeting.

SHAREHOLDER PROPOSALS

Proposals of shareholders intended for inclusion in the Company’s proxy statement for the annual meeting of shareholders to be held in 2009 or special meeting of shareholders held in lieu thereof (the “2009 Meeting”), in accordance with Rule 14a-8 promulgated under the Exchange Act must be received in writing by the Company at its principal executive offices at the following address: Morlex, Inc., 420 Lexington Avenue, Suite 450, New York, New York 10170 within a reasonable time before the Company begins to print and send its proxy materials in order to be included in the Company’s proxy statement relating to the 2009 Meeting. Any such proposal must also comply with the requirements as to form and substance established by the SEC in order to be included in the proxy statement relating to the 2009 Meeting.

Shareholder proposals to be presented at the 2009 Meeting, other than proposals submitted pursuant to Exchange Act Rule 14a-8, must be received in writing by the Company at its principal executive offices located at: Morlex, Inc., 420 Lexington Avenue, Suite 450, New York, New York 10170 within a reasonable time before the Company begins to print and send its proxy materials. Any such proposal must also comply with the requirements as to form and substance established by the SEC. Proxies solicited by the Board will confer discretionary voting authority with respect to those shareholder proposals, subject to SEC rules governing the exercise of this authority.

MATERIALS ACCOMPANYING THIS PROXY STATEMENT AND PROXY

In accordance with Exchange Act Rule 14a-3(b), this Proxy Statement is accompanied by a copy of the Company’s most recent annual report on Form 10-KSB, as amended, which contains, among other things, the balance sheets and statements of income and cash flows of the Company for the fiscal years ended December 31, 2006 and 2007.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We are subject to the information filing requirements of the Exchange Act and are therefore obligated to file with the SEC periodic reports, proxy statements and other information relating to our business, financial condition and other matters. These reports, proxy statements and other information may be inspected at the SEC’s office at the public reference facilities of the SEC, which are located at Room 1024, Judiciary Plaza, at 450 Fifth Street, NW, Washington, D.C. 20549. Copies of these materials can be obtained, upon payment of the SEC’s customary charges, by writing to the SEC’s principal office at 450 Fifth Street, NW, Washington, D.C. 20549. All documents filed by the Company with the SEC may be obtained for free at the SEC’s website at www.sec.gov. In addition, any person including any beneficial owner to whom this Proxy Statement is delivered, may request copies free of charge, by written request directed to Morlex, Inc., Attention: Investor Relations, 420 Lexington Avenue, Suite 450, New York, New York 10170 or fax number (212) 355-1297, or by telephonic request at (212) 581-5150.

By Order of our Board of Directors

Thomas Banks
Chief Financial Officer and Secretary

New York, New York
October 27, 2008

APPENDIX A

CERTIFICATE OF INCORPORATION OF

SUPERFLY ADVERTISTING, INC.

        Superfly Advertising, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

        A.    That the name of the Corporation is Superfly Advertising, Inc. The Corporation, which was formerly known as Morlex, Inc., was originally organized as a corporation under the Colorado Corporations and Associations Act, and the Articles of Incorporation of the Corporation were originally filed with the Secretary of State of the State of Colorado on April 23, 1986. A certificate of conversion converting the Corporation to a Delaware corporation was filed with the Secretary of State of the State of Delaware on the date hereof.

        B.    This Certificate of Incorporation was duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware.

        C.    This Certificate of Incorporation was approved by the holders of the requisite number of shares of said corporation in accordance with Section 228 of the General Corporation Law of the State of Delaware.

        D.    The text of the Certificate of Incorporation is as set forth in EXHIBIT A attached hereto.

        IN WITNESS WHEREOF, Superfly Advertising, Inc. has caused this Certificate of Incorporation to be signed by Curtis H. Staker, a duly authorized officer of the Corporation, on _______________, 2008.

__________________________________________________
Curtis H. Staker
Chief Executive Officer

CERTIFICATE OF INCORPORATION
OF
SUPERFLY ADVERTISTING, INC.,
a Delaware Corporation
______________________________________________

ARTICLE I

The name of the Corporation is Superfly Advertising, Inc. (the “Corporation”).

ARTICLE II

The address of the Corporation’s registered office in the State of Delaware is 2711 Centerville Road, Suite 400, City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Service Company.

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

ARTICLE IV

1. The Corporation is authorized to issue a total of 1,020,000,000 shares of stock in two classes designated respectively “Common Stock” and “Preferred Stock.” The total number of shares of Common Stock the Corporation shall have authority to issue is 1,000,000,000, par value $0.001 per share, and the total number of shares of Preferred Stock the Corporation shall have authority to issue is 20,000,000, par value $0.001 per share.

2. The shares of Preferred Stock authorized by this Certificate of Incorporation may be issued from time to time in one or more series. For any wholly unissued series of Preferred Stock, the Board of Directors is hereby authorized to fix and alter the dividend rights, dividend rates, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption prices, liquidation preferences, the number of shares constituting any such series and the designation thereof, or any of them.

3. For any series of Preferred Stock having issued and outstanding shares, the Board of Directors is further authorized to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of such series when the number of shares of such series was originally fixed by the Board of Directors, but such increase or decrease shall be subject to the limitations and restrictions stated in the resolution of the Board of Directors originally fixing the number of shares of such series, if any. If the number of shares of any series is so decreased, then the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

4. The holders of Common Stock will be entitled to one vote per share on all matters to be voted on by the Corporation’s stockholders. There shall be no cumulative voting.

ARTICLE V

The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

1. The business of the Corporation shall be managed by or under the direction of the Board of Directors (the “Board”).

2. Special meetings of stockholders of the Corporation may be called only by the Chairperson of the Board, the Chief Executive Officer, the President, or by a majority of the entire Board of Directors which shall mean the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption).

3. Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside of the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

ARTICLE VI

1. The Corporation shall, to the fullest extent permitted by Section 145 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented from time to time, indemnify and advance expenses to: (i) its directors and officers, and (ii) any person who at the request of the Corporation is or was serving as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said section as amended or supplemented (or any successor); provided, however, that except with respect to proceedings to enforce rights to indemnification, the Bylaws of the Corporation may provide that the Corporation shall indemnify any director, officer or such person in connection with a proceeding (or part thereof) initiated by such director, officer or such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in their official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

2.    The Corporation may purchase and maintain insurance on its own behalf and on behalf of any person who is or was a director, officer, employee, fiduciary, or agent of the Corporation or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, whether or not the Corporation would have the power to indemnify such person against such liability under this Article VI.

3.    Expenses incurred by any person described this Article VI in defending a proceeding shall be paid by the Corporation in advance of such proceeding’s final disposition upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation. Such expenses incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate.

4.    Persons who are not covered by the provisions of this Articles VI and who are or were employees or agents of the Corporation, or who are or were serving at the request of the Corporation as employees or agents of another corporation, partnership, joint venture, trust or other enterprise, may be indemnified to the extent authorized at any time or from time to time by the Board of Directors.

5. The provisions of this Articles VI shall be deemed to be a contract right between the Corporation and each director or officer who serves in any such capacity at any time while this Article and the relevant provisions of the General Corporation Law of the State of Delaware or other applicable law are in effect, and any repeal or modification of this Article or any such law shall not affect any rights or obligations then existing with respect to any state of facts or proceeding then existing.

6. For purposes of this Article VI, references to “the Corporation” shall include, in addition to this corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under Articles VI with respect to the resulting or surviving corporation as he or she would have with respect to such constituent corporation if its separate existence had continued.

7. No director of this Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except to the extent that exemption from liability or limitation thereof is not permitted under the General Corporation Law of the State of Delaware as in effect at the time such liability or limitation thereof is determined. No amendment, modification or repeal of this Article VI shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment, modification or repeal. If the General Corporation Law of the State of Delaware is amended after approval by the stockholders of this Article VI to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended.

ARTICLE VII

The number of directors that constitute the whole Board of Directors of the Corporation shall be designated in the Bylaws of the Corporation. Vacancies occurring on the Board of Directors for any reason may be filled by vote of a majority of the remaining members of the Board of Directors, although less than a quorum, at any meeting of the Board of Directors or by unanimous written consent of such remaining directors. A person so elected by the Board of Directors to fill a vacancy shall hold office until the next succeeding annual meeting of stockholders of the Corporation and until his or her successor shall have been duly elected and qualified.

ARTICLE VIII

The Board of Directors is expressly empowered to adopt, amend or repeal Bylaws of the Corporation. Any adoption, amendment or repeal of Bylaws of the Corporation by the Board of Directors shall require the approval of a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any resolution providing for any such adoption, amendment or repeal is presented to the Board). The stockholders shall also have power to adopt, amend or repeal the Bylaws of the Corporation.

ARTICLE IX

Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholder or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under the provisions of Section 291 of the General Corporation Law of the State of Delaware or on the application of trustees in dissolution or of any receiver of receivers appointed for the Corporation under the provisions of Section 279 of the General Corporation Law of the State of Delaware, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as a consequence of such compromise or arrangement and said compromise or arrangement, said reorganization shall, if sanctioned by the court to which said application has been made, be binding on all the creditors of class of creditors, and/or on all stockholders or class of the stockholders, of the Corporation, as the case may be, and also on this Corporation.

ARTICLE X

        The Corporation is to have perpetual existence.

ARTICLE XI

        Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

ARTICLE XII

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

IN WITNESS WHEREOF, the undersigned incorporator, for the purpose of forming this corporation pursuant to the General Corporation Law of the State of Delaware, has signed this Certificate of Incorporation, hereby declaring and certifying that this is my act and deed and that the facts herein stated are true, this ___ day of _____________ 2008.

________________________________
Curtis H. Staker
c/o Superfly Advertising, Inc.
420 Lexington Avenue
New York, NY 10170

APPENDIX B

SUPERFLY ADVERTISTING, INC.

a Delaware Corporation

RESTATED BYLAWS

As Adopted ___________, 2008

SUPERFLY ADVERTISTING, INC.

a Delaware Corporation

RESTATED BYLAWS

SUPERFLY ADVERTISTING, INC.,

a Delaware Corporation

RESTATED BYLAWS

As Adopted ________, 2008

ARTICLE I: STOCKHOLDERS

Section 1.1: Annual Meetings. Unless members of the Board of Directors of the Corporation (the “Board”) are elected by written consent in lieu of an annual meeting, as permitted by Section 211 of the Delaware General Corporation Law (the “DGCL”) and these Bylaws, an annual meeting of stockholders shall be held for the election of directors at such date and time as the Board shall each year fix. The meeting may be held either at a place, within or without the State of Delaware, or by means of remote communication as the Board in its sole discretion may determine. Any proper business may be transacted at the annual meeting. If no annual meeting is held in accordance with the foregoing provisions, a special meeting may be held in lieu of the annual meeting, and any action taken at that special meeting shall have the same effect as if it had been taken at the annual meeting, and in such case all references in these By-laws to the annual meeting of the stockholders shall be deemed to refer to such special meeting.

Section 1.2: Special Meetings. Special meetings of stockholders for any purpose or purposes may be called at any time by the Chairperson of the Board, the Chief Executive Officer, the President, or by a majority of the “Whole Board,” which shall mean the total number of authorized directors, whether or not there exist any vacancies in previously authorized directorships. Special meetings may not be called by any other person or persons. The special meeting may be held either at a place, within or without the State of Delaware, or by means of remote communication as the Board in its sole discretion may determine.

Section 1.3: Notice of Meetings. Notice of all meetings of stockholders shall be given in writing or by electronic transmission in the manner provided by law (including, without limitation, as set forth in Section 7.1.1 of these Bylaws) stating the date, time and place, if any, of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise required by applicable law or the Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”), such notice shall be given not less than ten (10), nor more than sixty (60), days before the date of the meeting to each stockholder of record entitled to vote at such meeting.

Section 1.4: Adjournments. The chairperson of the meeting shall have the power to adjourn the meeting to another time, date and place (if any). Any meeting of stockholders may adjourn from time to time, and notice need not be given of any such adjourned meeting if the time, date and place (if any) thereof and the means of remote communications (if any) by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken; provided, however, that if the adjournment is for more than thirty (30) days, or if a new record date is fixed for the adjourned meeting, then a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting the Corporation may transact any business that might have been transacted at the original meeting. To the fullest extent permitted by law, the Board may postpone or reschedule any previously scheduled special or annual meeting of stockholders before it is to be held, in which case notice shall be provided to the stockholders of the new date, time and place, if any, of the meeting as provided in Section 1.3 above.

Section 1.5: Quorum. At each meeting of stockholders the holders of a majority of the voting power of the shares of stock entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business, unless otherwise required by applicable law. If a quorum shall fail to attend any meeting, the chairperson of the meeting or the holders of a majority of the shares entitled to vote who are present, in person or by proxy, at the meeting may adjourn the meeting. Shares of the Corporation’s stock belonging to the Corporation (or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation are held, directly or indirectly, by the Corporation), shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation or any other corporation to vote any shares of the Corporation’s stock held by it in a fiduciary capacity and to count such shares for purposes of determining a quorum.

Section 1.6: Organization. Meetings of stockholders shall be presided over by such person as the Board may designate, or, in the absence of such a person, the Chairperson of the Board, or, in the absence of such person, the President of the Corporation, or, in the absence of such person, such person as may be chosen by the holders of a majority of the voting power of the shares entitled to vote who are present, in person or by proxy, at the meeting. Such person shall be chairperson of the meeting and, subject to Section 1.11 hereof, shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as seems to him or her to be in order. The Secretary of the Corporation shall act as secretary of the meeting, but in such person’s absence the chairperson of the meeting may appoint any person to act as secretary of the meeting.

Section 1.7: Voting; Proxies. Each stockholder entitled to vote at a meeting of stockholders, or to take corporate action by written consent without a meeting, may authorize another person or persons to act for such stockholder by proxy. Such a proxy may be prepared, transmitted and delivered in any manner permitted by applicable law. Except as may be required in the Certificate of Incorporation, directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Unless otherwise provided by applicable law, the Certificate of Incorporation or these Bylaws, every matter other than the election of directors shall be decided by the affirmative vote of the holders of a majority of the voting power of the shares of stock entitled to vote on such matter that are present in person or represented by proxy at the meeting and are voted for or against the matter.

Section 1.8: Fixing Date for Determination of Stockholders of Record. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or to take corporate action by written consent without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix, except as otherwise required by law, in advance, a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the Board and which shall not be more than sixty (60), nor less than ten (10), days before the date of such meeting, nor more than sixty (60) days prior to any other action. If no record date is fixed by the Board, then the record date shall be as provided by applicable law. To the fullest extent provided by law, a determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

Section 1.9: List of Stockholders Entitled to Vote. A complete list of stockholders entitled to vote at any meeting of stockholders, arranged in alphabetical order and showing the address of each stockholder and the number of shares registered in the name of each stockholder, shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either on a reasonably accessible electronic network as permitted by law (provided that the information required to gain access to the list is provided with the notice of the meeting) or during ordinary business hours at the principal place of business of the Corporation. If the meeting is held at a location where stockholders may attend in person, the list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present at the meeting. If the meeting is held solely by means of remote communication, then the list shall be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access the list shall be provided with the notice of the meeting.

Section 1.10: Action by Written Consent of Stockholders.

1.10.1 Procedure. Unless otherwise provided by the Certificate of Incorporation, any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed in the manner permitted by law by the holders of outstanding stock having not less than the number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, to its principal place of business or to an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the agent of the Corporation’s registered office in the State of Delaware shall be by hand or by certified or registered mail, return receipt requested. Written stockholder consents shall bear the date of signature of each stockholder who signs the consent in the manner permitted by law and shall be delivered to the Corporation as provided in Section 1.10.2 below. No written consent shall be effective to take the action set forth therein unless, within sixty (60) days of the earliest dated consent delivered to the Corporation in the manner required by law, written consents signed by a sufficient number of stockholders to take the action set forth therein are delivered to the Corporation in the manner required by law.

1.10.2 Form of Consent. A telegram, cablegram or other electronic transmission consenting to an action to be taken and transmitted by a stockholder or proxy holder, or a person or persons authorized to act for a stockholder or proxy holder, shall be deemed to be written, signed and dated for the purposes of this section, provided that any such telegram, cablegram or other electronic transmission sets forth or is delivered with information from which the Corporation can determine (a) that the telegram, cablegram or other electronic transmission was transmitted by the stockholder or proxy holder or by a person or persons authorized to act for the stockholder or proxy holder and (b) the date on which such stockholder or proxy holder or authorized person or persons transmitted such telegram, cablegram or electronic transmission. The date on which such telegram, cablegram or electronic transmission is transmitted shall be deemed to be the date on which such consent was signed. No consent given by telegram, cablegram or other electronic transmission shall be deemed to have been delivered until such consent is reproduced in paper form and until such paper form shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to a Corporation’s registered office shall be made by hand or by certified or registered mail, return receipt requested. Notwithstanding the foregoing limitations on delivery, consents given by telegram, cablegram or other electronic transmission may be otherwise delivered to the principal place of business of the Corporation or to an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded if, to the extent and in the manner provided by resolution of the Board. Any copy, facsimile or other reliable reproduction of a consent in writing may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used, provided that such copy, facsimile or other reproduction shall be a complete reproduction of the entire original writing.

1.10.3 Notice of Consent. Prompt notice of the taking of corporate action by stockholders without a meeting by less than unanimous written consent of the stockholders shall be given to those stockholders who have not consented thereto in writing and, who, if the action had been taken at a meeting, would have been entitled to notice of the meeting, if the record date for such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the Corporation as required by law. If the action which is consented to is such as would have required the filing of a certificate under the DGCL (the “Certificate of Action”) if such action had been voted on by stockholders at a meeting thereof, then if the DGCL so requires, the certificate so filed shall state, in lieu of any statement required by the DGCL concerning any vote of stockholders, that written stockholder consent has been given in accordance with Section 228 of the DGCL.

Section 1.11: Notice of Stockholder Nominations and Other Business.

1.11.1 Annual Meetings of Stockholders.

(a) Nominations of persons for election to the Board of Directors and the proposal of other business to be considered by the Corporation’s stockholders may be made at an annual meeting of stockholders (i) by or at the direction of the Board of Directors, including pursuant to the Corporation’s notice of meeting, or (ii) by any stockholder of the Corporation who (A) was a stockholder of record at the time of giving of notice provided for in this Bylaw and at the time of the annual meeting (including any adjournment or postponement thereof), (B) is entitled to vote at the meeting and (C) complies with the notice procedures set forth in this Bylaw as to such business or nomination; this clause (ii) shall be the exclusive means for a stockholder to make nominations or submit other business (other than matters properly brought under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and included in the Corporation’s notice of meeting) before an annual meeting of stockholders.

(b) Without qualification, for any nominations or any other business to be properly brought before an annual meeting by a stockholder pursuant to Section 1.11.1(a)(ii) of this Bylaw, the stockholder must have given timely notice in writing to the Secretary and such other business must otherwise be a proper matter for stockholder action. To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to the date of such annual meeting and not later than the close of business on the later of the 90th day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the tenth day following the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice as described above.  To be in proper form, a stockholder’s notice (whether given pursuant to this Section 1.11.1(b) or Section 1.11.2 to the Secretary must:

(i) set forth, as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (A) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner, if any, (B) (1) the class or series and number of shares of the Corporation which are, directly or indirectly, owned beneficially and of record by such stockholder and such beneficial owner, (2) any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Corporation or otherwise (a “Derivative Instrument”) directly or indirectly owned beneficially by such stockholder and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation, (3) any proxy, contract, arrangement, understanding, or relationship pursuant to which such stockholder has a right to vote any shares of any security of the Corporation, (4) any short interest in any security of the Corporation (for purposes of this Bylaw a person shall be deemed to have a short interest in a security if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), (5) any rights to dividends on the shares of the Corporation owned beneficially by such stockholder that are separated or separable from the underlying shares of the Corporation, (6) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such stockholder is a general partner or, directly or indirectly, beneficially owns an interest in a general partner and (7) any performance-related fees (other than an asset-based fee) that such stockholder is entitled to based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any, as of the date of such notice, including without limitation any such interests held by members of such stockholder’s immediate family sharing the same household (which information shall be supplemented by such stockholder and beneficial owner, if any, not later than 10 days after the record date for the meeting to disclose such ownership as of the record date), and (C) any other information relating to such stockholder and beneficial owner, if any, that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder;

(ii) if the notice relates to any business other than a nomination of a director or directors that the stockholder proposes to bring before the annual meeting, set forth (A) a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, in such business and (B) a description of all agreements, arrangements and understandings between such stockholder and beneficial owner, if any, and any other person or persons (including their names) in connection with the proposal of such business by such stockholder;

(iii) set forth, as to each person, if any, whom the stockholder proposes to nominate for election or reelection to the Board of Directors (A) all information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and (B) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such stockholder and beneficial owner, if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if the stockholder making the nomination and any beneficial owner on whose behalf the nomination is made, if any, or any affiliate or associate thereof or person acting in concert therewith, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant; and

(iv) with respect to each nominee for election or reelection to the Board of Directors, include a completed and signed questionnaire, representation and agreement required by Section 1.12 of these Bylaws. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee.

(c) Notwithstanding anything in the second sentence of Section 1.11.1(b) of this Bylaw to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least 100 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this Bylaw shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth day following the day on which such public announcement is first made by the Corporation.

1.11.2 Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected (a) by or at the direction of the Board of Directors, including pursuant to the Corporation’s notice of meeting, or (b) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who (i) is a stockholder of record at the time of giving of notice provided for in this Bylaw and at the time of the special meeting, (ii) is entitled to vote at the meeting (including any adjournment or postponement thereof), and (iii) complies with the notice procedures set forth in this Bylaw as to such nomination. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if the stockholder’s notice required by Section 1.11.1(b) of this Bylaw with respect to any nomination (including the completed and signed questionnaire, representation and agreement required by Section 1.12 of this Bylaw) shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day prior to the date of such special meeting and not later than the close of business on the later of the 90th day prior to the date of such special meeting or, if the first public announcement of the date of such special meeting is less than 100 days prior to the date of such special meeting, the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall any adjournment or postponement of a special meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice as described above.

1.11.3 General.

(a) Only such persons who are nominated in accordance with the procedures set forth in this Bylaw shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Bylaw. Except as otherwise provided by law, the Certificate of Incorporation or this Bylaw, the Chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Bylaw and, if any proposed nomination or business is not in compliance with this Bylaw, to declare that such defective proposal or nomination shall be disregarded.

(b) For purposes of this Bylaw, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder.

(c) Notwithstanding the foregoing provisions of this Bylaw, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder with respect to the matters set forth in this Bylaw; provided, however, that any references in this Bylaw to the Exchange Act or the rules and regulations promulgated thereunder are not intended to and shall not limit the requirements applicable to nominations or proposals as to any other business to be considered pursuant to Section 1.11.1(a)(ii) or Section 1.11.2 of this Bylaw. Nothing in this Bylaw shall be deemed to affect any rights (i) of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act or (ii) of the holders of any series of Preferred Stock if and to the extent provided for under law, the Certificate of Incorporation or this Bylaw.

Section 1.12: Submission of Questionnaire, Representation and Agreement

. To be eligible to be a nominee for election or reelection as a director of the Corporation, a person must complete and deliver (in accordance with the time periods prescribed for delivery of notice under Section 1.11 of these Bylaws) to the Secretary at the principal executive offices of the Corporation a written questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be in the form provided by the Corporation, and shall be provided by the Secretary upon written request) and a written representation and agreement (in the form provided by the Secretary upon written request) that such person (a) is not and will not become a party to (i) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (ii) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Corporation, with such person’s fiduciary duties under applicable law, (b) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein and (c) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Corporation, and will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Corporation.

ARTICLE II: BOARD OF DIRECTORS

Section 2.1: Number; Qualifications. The Board shall consist of one or more members. The initial number of directors as of the date of the adoption of these By-Laws shall be seven (7), and, thereafter, unless otherwise required by law or the Certificate of Incorporation, shall be fixed from time to time by resolution of a majority of the Whole Board or the stockholders of the Corporation holding at least a majority of the voting power of the Corporation’s outstanding stock then entitled to vote at an election of directors. No decrease in the authorized number of directors constituting the Board shall shorten the term of any incumbent director. Directors need not be stockholders of the Corporation.

Section 2.2: Election; Resignation; Removal; Vacancies. Each director shall hold office until the next annual meeting of stockholders and until such director’s successor is elected and qualified, or until such director’s earlier death, resignation or removal. Any director may resign at any time upon written notice to the Corporation. Subject to the rights of any holders of Preferred Stock then outstanding: (a) any director or the entire Board may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors and (b) any vacancy occurring in the Board for any reason, and any newly created directorship resulting from any increase in the authorized number of directors to be elected by all stockholders having the right to vote as a single class, may be filled by the stockholders, by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

Section 2.3: Regular Meetings. Regular meetings of the Board may be held at such places, within or without the State of Delaware, and at such times as the Board may from time to time determine. Notice of regular meetings need not be given if the date, times and places thereof are fixed by resolution of the Board.

Section 2.4: Special Meetings. Special meetings of the Board may be called by the Chairperson of the Board, the President or a majority of the members of the Board then in office and may be held at any time, date or place, within or without the State of Delaware, as the person or persons calling the meeting shall fix. Notice of the time, date and place of such meeting shall be given, orally, in writing or by electronic transmission (including electronic mail), by the person or persons calling the meeting to all directors at least twenty four (24) hours before the meeting if the notice is mailed, or at least twenty-four (24) hours before the meeting if such notice is given by telephone, hand delivery, telegram, telex, mailgram, facsimile, electronic mail or other means of electronic transmission. Unless otherwise indicated in the notice, any and all business may be transacted at a special meeting.

Section 2.5: Remote Meetings Permitted. Members of the Board, or any committee of the Board, may participate in a meeting of the Board or such committee by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to conference telephone or other communications equipment shall constitute presence in person at such meeting.

Section 2.6: Quorum; Vote Required for Action. At all meetings of the Board a majority of the Whole Board shall constitute a quorum for the transaction of business. If a quorum shall fail to attend any meeting, a majority of those present may adjourn the meeting to another place, date or time without further notice thereof. Except as otherwise provided herein or in the Certificate of Incorporation, or required by law, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board.

Section 2.7: Organization. Meetings of the Board shall be presided over by the Chairperson of the Board, or in such person’s absence by the President, or in such person’s absence by a chairperson chosen at the meeting. The Secretary shall act as secretary of the meeting, but in such person’s absence the chairperson of the meeting may appoint any person to act as secretary of the meeting.

Section 2.8: Written Action by Directors. Any action required or permitted to be taken at any meeting of the Board, or of any committee thereof, may be taken without a meeting if all members of the Board or such committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or committee, respectively, in the minute books of the Corporation. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Section 2.9: Powers. The Board may, except as otherwise required by law or the Certificate of Incorporation, exercise all such powers and manage and direct all such acts and things as may be exercised or done by the Corporation.

Section 2.10: Compensation of Directors. Members of the Board, as such, may receive, pursuant to a resolution of the Board, fees and other compensation for their services as directors, including without limitation their services as members of committees of the Board.

ARTICLE III: COMMITTEES

Section 3.1: Committees. The Board may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting of such committee who are not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent provided in a resolution of the Board, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation and may authorize the seal of the Corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority in reference to the following matters: (a) approving, adopting, or recommending to the stockholders any action or matter (other than the election or removal of members of the Board) expressly required by the DGCL to be submitted to stockholders for approval or (b) adopting, amending or repealing any bylaw of the Corporation.

Section 3.2: Committee Rules. Unless the Board otherwise provides, each committee designated by the Board may make, alter and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board conducts its business pursuant to Article II of these Bylaws.

ARTICLE IV: OFFICERS

Section 4.1: Generally. The officers of the Corporation shall consist of a Chief Executive Officer (who may be the Chairperson of the Board or the President) and a Secretary and may consist of such other officers, including a Chief Financial Officer, Chief Technology Officer, Treasurer and one or more Vice Presidents, as may from time to time be appointed by the Board. All officers shall be elected by the Board; provided, however, that the Board may empower the Chief Executive Officer of the Corporation to appoint any officer other than the Chairperson of the Board, the Chief Executive Officer, the President, the Chief Financial Officer or the Treasurer. Each officer shall hold office until such person’s successor is appointed or until such person’s earlier resignation, death or removal. Any number of offices may be held by the same person. Any officer may resign at any time upon written notice to the Corporation. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise may be filled by the Board.

Section 4.2: Chief Executive Officer. Subject to the control of the Board and such supervisory powers, if any, as may be given by the Board, the powers and duties of the Chief Executive Officer of the Corporation are:

(a) To act as the general manager and, subject to the control of the Board, to have general supervision, direction and control of the business and affairs of the Corporation;

(b) Subject to Article I, Section 1.6, to preside at all meetings of the stockholders;

(c) Subject to Article I, Section 1.2, to call special meetings of the stockholders to be held at such times and, subject to the limitations prescribed by law or by these Bylaws, at such places as he or she shall deem proper; and

(d) To affix the signature of the Corporation to all deeds, conveyances, mortgages, guarantees, leases, obligations, bonds, certificates and other papers and instruments in writing which have been authorized by the Board or which, in the judgment of the Chief Executive Officer, should be executed on behalf of the Corporation; to sign certificates for shares of stock of the Corporation; and, subject to the direction of the Board, to have general charge of the property of the Corporation and to supervise and control all officers, agents and employees of the Corporation.

The President shall be the Chief Executive Officer of the Corporation unless the Board shall designate another officer to be the Chief Executive Officer. If there is no President, and the Board has not designated any other officer to be the Chief Executive Officer, then the Chairperson of the Board shall be the Chief Executive Officer.

Section 4.3: Chairperson of the Board. The Chairperson of the Board shall have the power to preside at all meetings of the Board and shall have such other powers and duties as provided in these Bylaws and as the Board may from time to time prescribe.

Section 4.4: President. The President shall be the Chief Executive Officer of the Corporation unless the Board shall have designated another officer as the Chief Executive Officer of the Corporation. Subject to the provisions of these Bylaws and to the direction of the Board, and subject to the supervisory powers of the Chief Executive Officer (if the Chief Executive Officer is an officer other than the President), and subject to such supervisory powers and authority as may be given by the Board to the Chairperson of the Board, and/or to any other officer, the President shall have the responsibility for the general management and control of the business and affairs of the Corporation and the general supervision and direction of all of the officers, employees and agents of the Corporation (other than the Chief Executive Officer, if the Chief Executive Officer is an officer other than the President) and shall perform all duties and have all powers that are commonly incident to the office of President or that are delegated to the President by the Board.

Section 4.5: Vice President. Each Vice President shall have all such powers and duties as are commonly incident to the office of Vice President, or that are delegated to him or her by the Board or the Chief Executive Officer. A Vice President may be designated by the Board to perform the duties and exercise the powers of the Chief Executive Officer in the event of the Chief Executive Officer’s absence or disability.

Section 4.6: Chief Financial Officer. The Chief Financial Officer shall be the Treasurer of the Corporation unless the Board shall have designated another officer as the Treasurer of the Corporation. Subject to the direction of the Board and the Chief Executive Officer, the Chief Financial Officer shall perform all duties and have all powers that are commonly incident to the office of Chief Financial Officer.

Section 4.7: Treasurer. The Treasurer shall have custody of all moneys and securities of the Corporation. The Treasurer shall make such disbursements of the funds of the Corporation as are authorized and shall render from time to time an account of all such transactions. The Treasurer shall also perform such other duties and have such other powers as are commonly incident to the office of Treasurer, or as the Board or the Chief Executive Officer may from time to time prescribe.

Section 4.8: Chief Technology Officer. The Chief Technology Officer shall have responsibility for the general research and development activities of the Corporation, for supervision of the Corporation’s research and development personnel, for new product development and product improvements, for overseeing the development and direction of the Corporation’s intellectual property development and such other responsibilities as may be given to the Chief Technology Officer by the Board, subject to: (a) the provisions of these Bylaws; (b) the direction of the Board; (c) the supervisory powers of the Chief Executive Officer of the Corporation; and (d) those supervisory powers that may be given by the Board to the Chairperson or Vice Chairperson of the Board.

Section 4.9: Secretary. The Secretary shall issue or cause to be issued all authorized notices for, and shall keep, or cause to be kept, minutes of all meetings of the stockholders and the Board. The Secretary shall have charge of the corporate minute books and similar records and shall perform such other duties and have such other powers as are commonly incident to the office of Secretary, or as the Board or the Chief Executive Officer may from time to time prescribe.

Section 4.10: Delegation of Authority. The Board may from time to time delegate the powers or duties of any officer to any other officers or agents, notwithstanding any provision hereof.

Section 4.11: Removal. Any officer of the Corporation shall serve at the pleasure of the Board and may be removed at any time, with or without cause, by the Board; provided that if the Board has empowered the Chief Executive Officer to appoint any Vice Presidents of the Corporation, then such Vice Presidents may be removed by the Chief Executive Officer. Such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation.

ARTICLE V: STOCK

Section 5.1: Certificates. The shares of capital stock of the Corporation shall be represented by certificates; provided, however, that the Board may provide by resolution or resolutions that some or all of any or all classes or series of its stock may be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation (or the transfer agent or registrar, as the case may be). Notwithstanding the adoption of such resolution by the Board, every holder of stock that is a certificated security shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairperson or Vice-Chairperson of the Board, or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, of the Corporation, certifying the number of shares owned by such stockholder in the Corporation. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were an officer, transfer agent or registrar at the date of issue. If any holder of uncertificated shares elects to receive a certificate, the Corporation (or the transfer agent or registrar, as the case may be) shall, to the extent permitted under applicable law and rules, regulations and listing requirements of any stock exchange or stock market on which the Corporation’s shares are listed or traded, cease to provide annual statements indicating such holder’s holdings of shares in the Corporation.

Section 5.2: Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates. The Corporation may issue a new certificate of stock, or uncertificated shares, in the place of any certificate previously issued by it, alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to agree to indemnify the Corporation and/or to give the Corporation a bond sufficient to indemnify it, against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

Section 5.3: Other Regulations. The issue, transfer, conversion and registration of stock certificates and uncertificated securities shall be governed by such other regulations as the Board may establish.

ARTICLE VI: NOTICES

Section 6.1: Notice.

6.1.1 Form and Delivery. Except as otherwise specifically required in these Bylaws (including, without limitation, Section 7.1.2 below) or by law, all notices required to be given pursuant to these Bylaws shall be in writing and may, (a) in every instance in connection with any delivery to a member of the Board, be effectively given by hand delivery (including use of a delivery service), by depositing such notice in the mail, postage prepaid, or by sending such notice by prepaid telegram, cablegram, overnight express courier, facsimile, electronic mail or other form of electronic transmission and (b) be effectively delivered to a stockholder when given by hand delivery, by depositing such notice in the mail, postage prepaid or, if specifically consented to by the stockholder as described in Section 7.1.2 of this Article VII by sending such notice by telegram, cablegram, facsimile, electronic mail or other form of electronic transmission. Any such notice shall be addressed to the person to whom notice is to be given at such person’s address as it appears on the records of the Corporation. The notice shall be deemed given (a) in the case of hand delivery, when received by the person to whom notice is to be given or by any person accepting such notice on behalf of such person, (b) in the case of delivery by mail, upon deposit in the mail, (c) in the case of delivery by overnight express courier, when dispatched, and (d) in the case of delivery via telegram, cablegram, facsimile, electronic mail or other form of electronic transmission, when dispatched.

6.1.2 Electronic Transmission. Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the Corporation under any provision of the DGCL, the Certificate of Incorporation, or these Bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given in accordance with Section 232 of the DGCL. Any such consent shall be revocable by the stockholder by written notice to the Corporation. Any such consent shall be deemed revoked if (a) the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with such consent and (b) such inability becomes known to the Secretary or an Assistant Secretary of the Corporation or to the transfer agent, or other person responsible for the giving of notice; provided, however, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action. Notice given pursuant to this Section 7.1.2 shall be deemed given: (i) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice; (ii) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice; (iii) if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of such posting and the giving of such separate notice; and (iv) if by any other form of electronic transmission, when directed to the stockholder.

6.1.3 Affidavit of Giving Notice. An affidavit of the Secretary or an Assistant Secretary or of the transfer agent or other agent of the Corporation that the notice has been given in writing or by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

Section 6.2: Waiver of Notice. Whenever notice is required to be given under any provision of the DGCL, the Certificate of Incorporation or these Bylaws, a written waiver of notice, signed by the person entitled to notice, or waiver by electronic transmission by such person, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors or members of a committee of directors need be specified in any waiver of notice.

ARTICLE VII: INTERESTED DIRECTORS

Section 7.1: Interested Directors. No contract or transaction between the Corporation and one or more of its members of the Board or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are members of the board of directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board or committee thereof that authorizes the contract or transaction, or solely because his, her or their votes are counted for such purpose, if: (a) the material facts as to his, her or their relationship or interest and as to the contract or transaction are disclosed or are known to the Board or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; (b) the material facts as to his, her or their relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (c) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board, a committee thereof, or the stockholders.

Section 7.2:Quorum. Interested directors may be counted in determining the presence of a quorum at a meeting of the Board or of a committee which authorizes the contract or transaction.

ARTICLE VIII: MISCELLANEOUS

Section 8.1: Fiscal Year. The fiscal year of the Corporation shall be determined by resolution of the Board.

Section 8.2: Seal. The Board may provide for a corporate seal, which may have the name of the Corporation inscribed thereon and shall otherwise be in such form as may be approved from time to time by the Board.

Section 8.3: Form of Records. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account and minute books, may be kept on or by means of, or be in the form of, diskettes, CDs, or any other information storage device or method, provided that the records so kept can be converted into clearly legible paper form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect such records pursuant to any provision of the DGCL.

Section 8.4: Reliance upon Books and Records. A member of the Board, or a member of any committee designated by the Board shall, in the performance of such person’s duties, be fully protected in relying in good faith upon records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of the Corporation’s officers or employees, or committees of the Board, or by any other person as to matters the member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

Section 8.5: Certificate of Incorporation Governs. In the event of any conflict between the provisions of the Certificate of Incorporation and Bylaws, the provisions of the Certificate of Incorporation shall govern.

Section 8.6: Severability. If any provision of these Bylaws shall be held to be invalid, illegal, unenforceable or in conflict with the provisions of the Certificate of Incorporation, then such provision shall nonetheless be enforced to the maximum extent possible consistent with such holding and the remaining provisions of these Bylaws (including without limitation, all portions of any section of these Bylaws containing any such provision held to be invalid, illegal, unenforceable or in conflict with the Certificate of Incorporation, that are not themselves invalid, illegal, unenforceable or in conflict with the Certificate of Incorporation) shall remain in full force and effect.

ARTICLE IX: AMENDMENT

Unless otherwise required by the Certificate of Incorporation, stockholders of the Corporation holding at least a majority of the voting power of the Corporation’s outstanding voting stock then entitled to vote at an election of directors shall have the power to adopt, amend or repeal Bylaws. To the extent provided in the Certificate of Incorporation, the Board shall also have the power to adopt, amend or repeal Bylaws of the Corporation.

APPENDIX C

COLORADO BUSINESS CORPORATION ACT
ARTICLE 113

DISSENTERS’ RIGHTS

7-113-101. DEFINITIONS

For purposes of this article:

(1) “Beneficial shareholder” means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

(2) “Corporation” means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

(3) “Dissenter” means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

(4) “Fair value”, with respect to a dissenter’s shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

(5) “Interest” means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

(6) “Record shareholder” means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

(7) “Shareholder” means either a record shareholder or a beneficial shareholder.

7-113-102. RIGHT TO DISSENT

(1) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder’s shares in the event of any of the following corporate actions:

(a) Consummation of a plan of merger to which the corporation is a party if:

(I) Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or

(II) The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;

(b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

(c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102 (1);

(d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102 (2); and

(e) Consummation of a conversion in which the corporation is the converting entity as provided in section 7-90-206 (2).

(1.3) A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal “Securities Exchange Act of 1934”, as amended, or on the national market system of the national association of securities dealers automated quotation system, or were held of record by more than two thousand shareholders, at the time of:

(a) The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders’ meeting at which the corporate action is submitted to a vote;

(b) The record date fixed under section 7-107-104 to determine shareholders entitled to sign writings consenting to the corporate action; or

(c) The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

(1.8) The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder’s shares, pursuant to the corporate action, anything except:

(a) Shares of the corporation surviving the consummation of the plan of merger or share exchange;

(b) Shares of any other corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal “Securities Exchange Act of 1934”, as amended, or on the national market system of the national association of securities dealers automated quotation system, or will be held of record by more than two thousand shareholders;

(c) Cash in lieu of fractional shares; or

(d) Any combination of the foregoing described shares or cash in lieu of fractional shares.

(2) (Deleted by amendment, L. 96, p. 1321, § 30, effective June 1, 1996.)

(2.5) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder’s shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

(3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder’s shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.

(4) A shareholder entitled to dissent and obtain payment for the shareholder’s shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

7-113-103. DISSENT BY NOMINEES AND BENEFICIAL OWNERS

(1) A record shareholder may assert dissenters’ rights as to fewer than all the shares registered in the record shareholder’s name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters’ rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

(2) A beneficial shareholder may assert dissenters’ rights as to the shares held on the beneficial shareholder’s behalf only if:

(a) The beneficial shareholder causes the corporation to receive the record shareholder’s written consent to the dissent not later than the time the beneficial shareholder asserts dissenters’ rights; and

(b) The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

(3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters’ rights as to all such shares as to which there is no limitation on the ability to exercise dissenters’ rights. Any such requirement shall be stated in the dissenters’ notice given pursuant to section 7-113-203.

7-113-201. NOTICE OF DISSENTERS’ RIGHTS

(1) If a proposed corporate action creating dissenters’ rights under section 7-113-102 is submitted to a vote at a shareholders’ meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters’ rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders’ meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder’s shares under this article by reason of the shareholder’s failure to comply with the provisions of section 7-113-202 (1).

(2) If a proposed corporate action creating dissenters’ rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters’ rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders’ meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder’s shares under this article by reason of the shareholder’s failure to comply with the provisions of section 7-113-202 (2).

7-113-202. NOTICE OF INTENT TO DEMAND PAYMENT

(1) If a proposed corporate action creating dissenters’ rights under section 7-113-102 is submitted to a vote at a shareholders’ meeting and if notice of dissenters’ rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (1), a shareholder who wishes to assert dissenters’ rights shall:

(a) Cause the corporation to receive, before the vote is taken, written notice of the shareholder’s intention to demand payment for the shareholder’s shares if the proposed corporate action is effectuated; and

(b) Not vote the shares in favor of the proposed corporate action.

(2) If a proposed corporate action creating dissenters’ rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters’ rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (2), a shareholder who wishes to assert dissenters’ rights shall not execute a writing consenting to the proposed corporate action.

(3) A shareholder who does not satisfy the requirements of subsection (1) or (2) of this section is not entitled to demand payment for the shareholder’s shares under this article.

7-113-203. DISSENTERS’ NOTICE

(1) If a proposed corporate action creating dissenters’ rights under section 7-113-102 is authorized, the corporation shall give a written dissenters’ notice to all shareholders who are entitled to demand payment for their shares under this article.

(2) The dissenters’ notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters’ rights under section 7-113-102 and shall:

(a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

(b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

(c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

(d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

(e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

(f) State the requirement contemplated in section 7-113-103 (3), if such requirement is imposed; and

(g) Be accompanied by a copy of this article.

7-113-204. PROCEDURE TO DEMAND PAYMENT

(1) A shareholder who is given a dissenters’ notice pursuant to section 7-113-203 and who wishes to assert dissenters’ rights shall, in accordance with the terms of the dissenters’ notice:

(a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203 (2) (d), duly completed, or may be stated in another writing; and

(b) Deposit the shareholder’s certificates for certificated shares.

(2) A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder’s exercise of dissenters’ rights and has only the right to receive payment for the shares after the effective date of such corporate action.

(3) Except as provided in section 7-113-207 or 7-113-209 (1) (b), the demand for payment and deposit of certificates are irrevocable.

(4) A shareholder who does not demand payment and deposit the shareholder’s share certificates as required by the date or dates set in the dissenters’ notice is not entitled to payment for the shares under this article.

7-113-205. UNCERTIFICATED SHARES

(1) Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

(2) In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.

7-113-206. PAYMENT

(1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters’ rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation’s current record of shareholders for the record shareholder holding the dissenter’s shares, the amount the corporation estimates to be the fair value of the dissenter’s shares, plus accrued interest.

(2) The payment made pursuant to subsection (1) of this section shall be accompanied by:

(a) The corporation’s balance sheet as of the end of its most recent fiscal year or, if that is not available, the corporation’s balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders’ equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;

(b) A statement of the corporation’s estimate of the fair value of the shares;

(c) An explanation of how the interest was calculated;

(d) A statement of the dissenter’s right to demand payment under section 7-113-209; and

(e) A copy of this article.

7-113-207. FAILURE TO TAKE ACTION

(1) If the effective date of the corporate action creating dissenters’ rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

(2) If the effective date of the corporate action creating dissenters’ rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters’ notice, as provided in section 7-113-203, and the provisions of sections 7-113-204 to 7-113-209 shall again be applicable.

7-113-208. SPECIAL PROVISIONS RELATING TO SHARES ACQUIRED AFTER ANNOUNCEMENT OF PROPOSED CORPORATE ACTION

(1) The corporation may, in or with the dissenters’ notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters’ rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter’s payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters’ rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters’ rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

(2) An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206 (2).

7-113-209. PROCEDURE IF DISSENTER IS DISSATISFIED WITH PAYMENT OR OFFER

(1) A dissenter may give notice to the corporation in writing of the dissenter’s estimate of the fair value of the dissenter’s shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation’s offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

(a) The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;

(b) The corporation fails to make payment under section 7-113-206 within sixty-days after the date set by the corporation by which the corporation must receive the payment demand; or

(c) The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207 (1).

(2) A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter’s shares.

7-113-301. COURT ACTION

(1) If a demand for payment under section 7-113-209 remains unresolved, the corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.

(2) The corporation shall commence the proceeding described in subsection (1) of this section in the district court for the county in this state in which the street address of the corporation’s principal office is located, or, if the corporation has no principal office in this state, in the district court for the county in which the street address of its registered agent is located, or, if the corporation has no registered agent, in the district court for the city and county of Denver. If the corporation is a foreign corporation without a registered agent, it shall commence the proceeding in the county in which the domestic corporation merged into, or whose shares were acquired by, the foreign corporation would have commenced the action if that corporation were subject to the first sentence of this subsection (2).

(3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter’s payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation’s current record of shareholders for the record shareholder holding the dissenter’s shares, or as provided by law.

(4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings.

(5) Each dissenter made a party to the proceeding commenced under subsection (2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter’s shares, plus interest, exceeds the amount paid by the corporation, or for the fair value, plus interest, of the dissenter’s shares for which the corporation elected to withhold payment under section 7-113-208.

7-113-302. COURT COSTS AND COUNSEL FEES

(1) The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.

(2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with part 2 of this article; or

(b) Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

(3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

PROXY
FOR THE SPECIAL MEETING OF SHAREHOLDERS OF
MORLEX, INC.

TO BE HELD NOVEMBER 10, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
MORLEX, INC. AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

The undersigned hereby appoints Curtis H. Staker and Thomas Banks (and each of them acting separately in the absence of the other) as attorney(ies) and proxy(ies) with full power of substitution for and in the name of the undersigned at the Special Meeting of the Shareholders of Morlex, Inc. (the “Company”) to be held at the Company’s offices, located at 420 Lexington Avenue, Suite 450, New York, New York, on Monday, November 10, 2008, at 3:00 p.m., local time and at any adjournment(s) thereof (the “Special Meeting”), and to vote all shares of common stock, par value $0.001 per share, of the Company held by the undersigned on October 9, 2008 as if the undersigned were present and voting the shares. The undersigned hereby revokes any proxy previously given in connection with the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and the Proxy Statement furnished with such Notice.

1. ELECTION OF DIRECTORS

To elect five to serve on the Board until the next annual meeting of shareholders and until their successors are duly elected and qualified.

Richard J. Berman
FOR ☐	AGAINST ☐	ABSTAIN ☐	# SHARES VOTED: ______

Ronald Loshin
FOR ☐	AGAINST ☐	ABSTAIN ☐	# SHARES VOTED: ______

James Marcus
FOR ☐	AGAINST ☐	ABSTAIN ☐	# SHARES VOTED: ______

E. Chadwick Mooney
FOR ☐	AGAINST ☐	ABSTAIN ☐	# SHARES VOTED: ______

Curtis H. Staker
FOR ☐	AGAINST ☐	ABSTAIN ☐	# SHARES VOTED: ______

2. REINCORPORATION PROPOSAL

To approve a change in the Company’s state of incorporation from the State of Colorado to the State of Delaware by means of conversion.

FOR ☐	AGAINST ☐	ABSTAIN ☐

3. NAME CHANGE PROPOSAL

To approve a change in the Company’s corporate name from “Morlex, Inc.” to “Superfly Advertising, Inc.”

FOR ☐	AGAINST ☐	ABSTAIN ☐

THE SHARES REPRESENTED BY THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED. IN THE ABSENCE OF ANY DIRECTION, THE SHARES WILL BE VOTED FOR THE ACTION SET FORTH IN THE PROPOSALS ABOVE, AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXY ON SUCH OTHER BUSINESS THAT MAY PROPERLY BE BROUGHT BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Please date this Proxy and sign exactly as your name appears on your stock certificate. When signing as attorney, executor, administrator, trustee or guardian, please provide your full title. If there is more than one trustee, all should sign. All joint owners should sign.

Signature:

Print Name:

Date: ____________, 2008

Signature if held jointly:

Print Name:

Date: ____________, 2008

YOUR VOTE IS VERY IMPORTANT.

PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE
ENCLOSED POSTAGE PAID ENVELOPE OR FAX IT TO (212) 355-1297.